Exhibit 4.3


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                     FORM OF POOLING AND SERVICING AGREEMENT


                                      among


                          FRANKLIN CAPITAL CORPORATION,
                               as Representative,



                            FRANKLIN RECEIVABLES LLC,
                                   as Seller,


                          FRANKLIN CAPITAL CORPORATION,
                                  as Servicer,


                                       and

                            -------------------------
                         as Trustee and Collateral Agent




                             Dated as of ___________


                       FRANKLIN AUTO GRANTOR TRUST 199_-_

                         ___% Asset Backed Certificates


================================================================================

                                TABLE OF CONTENTS

                                                                                                              Page


                                    ARTICLE I

                          Special Definitions and Terms
SECTION 1.01.  Special Definitions and Terms..............................................................


                                   ARTICLE II

                             Establishment of Trust

SECTION 2.01.  Creation of Trust..........................................................................
SECTION 2.02.  Acceptance by Trustee .....................................................................


                                   ARTICLE III

                            Conveyance of Receivables

SECTION 3.01.  Conveyance of Receivables .................................................................


                                   ARTICLE IV

                         Incorporation of Standard Terms
                                 and Conditions

SECTION 4.01.     Incorporation of Standard Terms
                           and Conditions of Agreement....................................................


                                    ARTICLE V

                         Additional Representations and
                            Warranties of the Seller

SECTION 5.01.     Additional Representations
                           and Warranties of the Seller...................................................


                                   ARTICLE VI

                         Additional Provisions Relating
                                   to Servicer

SECTION 6.01.     Servicer Not to Resign..................................................................


                                   ARTICLE VII

                              The Collateral Agent

SECTION 7.01.     The Collateral Agent....................................................................


SCHEDULE A   Schedule of Receivables
SCHEDULE B   Location of Receivable Files

                  POOLING AND SERVICING AGREEMENT dated as of ___________, among FRANKLIN CAPITAL CORPORATION, a Delaware corporation, as representative (the "Representative") and as servicer (the "Servicer"), FRANKLIN RECEIVABLES LLC, a Delaware limited liability company, as seller (the "Seller"), and _________________________ ("_________"), a _______________________, as trustee and collateral agent (the "Trustee" and "Collateral Agent," respectively).

                  WHEREAS, the Seller owns certain receivables arising in connection with prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the "Contracts") acquired by the Representative through motor vehicle dealers in the ordinary course of its business; and

                  WHEREAS, the Representative, the Seller, the Servicer, the Trustee and the Collateral Agent wish to set forth the terms and conditions pursuant to which the Trust (as hereinafter defined) will acquire the Contracts from the Seller, and the Servicer will service the Contracts on behalf of the Trust;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Representative, the Seller, the Servicer, the Trustee and the Collateral Agent agree as follows:


                                    ARTICLE I

                          Special Definitions and Terms

                  SECTION 1.01. Special Definitions and Terms. Capitalized terms used and not defined herein have the meanings assigned thereto in the Standard Terms and Conditions of Agreement. Whenever used in this Agreement and the Standard Terms and Conditions of Agreement, the following words and phrases shall have the following meanings:

                  "Agreement" means this Pooling and Servicing Agreement, including the Standard Terms and Conditions of Agreement of Franklin Auto Grantor Trusts, dated as of ___________, in the form attached hereto.

                  "Certificate" means a ___% Asset Backed Certificate, evidencing a beneficial interest in the Trust, substantially in the form of Exhibit A to the Standard Terms and Conditions of Agreement.

                  "Certificate Insurer" means _____________________, a financial guaranty insurance company incorporated under the laws of ________, or any successor thereto, as issuer of the Policy.

                  "Closing Date" means _________________.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee, which at the time of execution of this agreement is____________________________________.

                  "Cutoff Date" means ___________.

                  "Depository Agreement" means the agreement dated _________________, between the Trustee and The Depository Trust Company, as the initial Clearing Agency, substantially in the form attached as Exhibit C to the Standard Terms and Conditions of Agreement.

                  "Distribution Date" means, with respect to each Monthly Period, the __th day of the following calendar month or, if such day is not a Business Day, the immediately following Business Day, commencing _____________.

                  "Final Scheduled Distribution Date" means _____________.

                  "Final Scheduled Maturity Date" means _______________.

                  "Initial Certificate Balance" means $_________.

                  "Pass-Through Rate" means ___%.

                  "Policy" means the financial guaranty insurance policy number _________ issued by the Certificate Insurer to the Trustee for the benefit of the Certificateholders, including any endorsements thereto.

                  "Policy Payments Account" means the account designated as the Policy Payments Account in, and which is established and maintained pursuant to,
Section 14.01 of the Standard Terms and Conditions of Agreement

                  "Purchase Agreement" means the Purchase Agreement dated as of ___________ between the Representative and the Seller relating to the Purchase by the Seller from the Representative of the Receivables set forth in Exhibit A.

                  "Receivable" means any receivable conveyed to the Trust hereunder on the Closing Date.

                  "Rule of 78s Receivable" means a Receivable which by its terms calculates interest and principal with respect to each scheduled payment in accordance with the Rule of 78s method.

                  "Servicing Fee Rate" means ___% per annum.

                  "Spread Account Initial Deposit" means an amount equal to __% of the Initial Certificate Balance, deposited on the Closing Date (which is equal to $___________).

                  "Standard Terms and Conditions of Agreement" means the Standard Terms and Conditions of Agreement of Franklin Auto Grantor Trusts, dated as of ___________, in the form attached hereto.

                  "Trustee" means _________ ____________________________, a
_______________________, its successors in interest and any successor Trustee hereunder.

                  "Trustee Fee" means an annual fee of $______, payable in equal installments on each Distribution Date plus the out-of-pocket expenses (including the reasonable fees and expenses of counsel) of the Trustee.


                                   ARTICLE II

                             Establishment of Trust

                  SECTION 2.01. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created a separate trust, which shall be known as Franklin Auto Grantor Trust 199_-_ (the "Trust"). The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders.

                  SECTION 2.02. Acceptance by Trustee. The Trustee hereby accepts all consideration conveyed by the Seller pursuant to Section 3.01 and declares that it will hold such consideration upon the trusts set forth herein for the benefit of the Certificateholders, subject to the terms and provisions of this Agreement.


                                   ARTICLE III

                            Conveyance of Receivables

                  SECTION 3.01. Conveyance of Receivables. In consideration of the Trustee's delivery on the Closing Date to or upon the order of the Seller of Certificates in an initial aggregate principal amount equal to the Initial Certificate Balance, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee in trust for the benefit of the Certificateholders, without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

                           (1) the Receivables, and all moneys received thereon
                  after the Cutoff Date and, in the case of Precomputed Receivables, all moneys received thereon on or prior to the Cutoff Date that relate to Scheduled Payments due after the Cutoff Date;

                           (2) the security interests in the Financed Vehicles
                  granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

                           (3) any proceeds with respect to the Receivables from
                  claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

                           (4) any proceeds from any Receivable repurchased by a
                  Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

                           (5)      the related Receivables Files;

                           (6) all of the Seller's right, title and interest in
                  its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the Seller's rights under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of the Representative under the Purchase Agreement; and

                           (7) the proceeds of any and all of the foregoing.

                  It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Seller to the Trust and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this
Section 3.01 for the benefit of the Certificateholders.


                                   ARTICLE IV

                 Incorporation of Standard Terms and Conditions

                  SECTION 4.01. Incorporation of Standard Terms and Conditions of Agreement. This Pooling and Servicing Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement for Franklin Auto Grantor Trusts dated as of ___________ (the "Standard Terms and Conditions of Agreement"), in the form attached hereto.

                                    ARTICLE V

             Additional Representations and Warranties of the Seller

                  SECTION 5.01. Additional Representations and Warranties of the Seller. The Representative and the Seller, jointly and severally, make the following representations and warranties on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the sale, transfer and assignment of the Receivables to the Trustee.

                    (i) Maturity of Receivables. Each Receivable has a final maturity date not later than _______________; each Receivable has an original term to maturity of not more than __ months; the weighted average original term of the Receivables is ___ months; the weighted average remaining term of the Receivables is ___ months as of the Cutoff Date.

                   (ii) Financing. Approximately ____% of the aggregate principal balance of the Receivables, constituting ____% of the number of Receivables as of the Cutoff Date, represent new vehicles; the remainder of the Receivables represent used vehicles; approximately ____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Precomputed Receivables and the remainder of the Receivables represent Simple Interest Receivables; all of the Pre-computed Receivables are Rule of 78s Receivables. The aggregate Principal Balance of the Receivables, as of the Cutoff Date, is $_________.

                    (iii) APR. The weighted average Annual Percentage Rate of the Receivables as of the Cutoff Date is approximately ____%. Each Receivable has an APR equal to or greater than _____%.

                     (iv) Number. There are ______ Receivables.

                      (v) Balance. As of the Cutoff Date, each Receivable has a remaining principal balance of not less than $_______ and not more than $_________; as of the Cutoff Date, the average Principal Balance of the Receivables is $_______.

                                  ARTICLE VI

                   Additional Provisions Relating To Servicer

                  SECTION 6.01. Servicer Not to Resign. Subject to the provisions of Section 17.03 of the Standard Terms and Conditions of Agreement, the Servicer may not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer and the Certificate Insurer does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Trustee and the Certificate Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Trustee and the Certificate Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Representative in accordance with Section 18.02 of the Standard Terms and Conditions of Agreement.


                                   ARTICLE VII

                              The Collateral Agent

                  SECTION 7.01. The Collateral Agent. _________ hereby accepts its appointment as Collateral Agent hereunder. The parties hereto acknowledge that any successor Collateral Agent appointed by the Seller with the consent of the Certificate Insurer shall be the Collateral Agent for all purposes of the Agreement; provided, however, that any such successor Collateral Agent shall be required to execute an instrument of assumption satisfactory to the Trustee evidencing such successor's assumption of the obligations of the Collateral Agent hereunder. The Collateral Agent shall promptly notify each of the parties hereto if it shall resign or be terminated as Collateral Agent. The Collateral Agent hereby agrees that it shall not be entitled to any additional fees for its services as Collateral Agent hereunder.

                  IN WITNESS WHEREOF, the Representative, the Seller, the Servicer, the Trustee and Collateral Agent have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                                           FRANKLIN RECEIVABLES LLC


                                            By:_______________________________
                                               Name:
                                               Title:

                                           FRANKLIN CAPITAL CORPORATION


                                            By:_______________________________
                                               Name:
                                               Title:

                                             ---------------------------
                                             as Trustee and Collateral Agent

                                            By:______________________________
                                               Name:
                                               Title:

                                  SCHEDULE A

                             SCHEDULE OF RECEIVABLES


                   (To be delivered to the Trustee at Closing)

                                   SCHEDULE B

                          LOCATION OF RECEIVABLE FILES


                  ================
                  ================

        ================================================================





               FORM OF STANDARD TERMS AND CONDITIONS OF AGREEMENT

                                       OF

                          FRANKLIN AUTO GRANTOR TRUSTS


                          FRANKLIN CAPITAL CORPORATION
                                 Representative


                            FRANKLIN RECEIVABLES LLC
                                     Seller



                                       and



                          FRANKLIN CAPITAL CORPORATION
                                    Servicer





                             Dated as of ___________




        ================================================================

                                TABLE OF CONTENTS

                                                                                                             Page


                                 ARTICLES I - X

                                    Reserved


                                   ARTICLE XI

                                   Definitions
SECTION 11.01.    Definitions ........................................................................
SECTION 11.02.   Other Definitional Provisions........................................................


                                   ARTICLE XII

                                 The Receivables

SECTION 12.01.   Representations and Warranties
                         of Seller....................................................................
SECTION 12.02.   [RESERVED]   ........................................................................
SECTION 12.03.   Repurchase Upon Breach ..............................................................
SECTION 12.04.   Custody of Receivable Files..........................................................
SECTION 12.05.  Duties of Servicer as Custodian.......................................................
SECTION 12.06.   Instructions; Authority to Act.......................................................
SECTION 12.07.   Custodian's Indemnification..........................................................
SECTION 12.08.   Effective Period and Termination ....................................................


                                  ARTICLE XIII

                   Administration and Servicing of Receivables

SECTION 13.01.   Duties of Servicer...................................................................
SECTION 13.02.   Collection and Allocation of
                              Receivable Payments.....................................................
SECTION 13.03.   Realization Upon Receivables.........................................................
SECTION 13.04.   Physical Damage Insurance............................................................
SECTION 13.05.   Maintenance of Security Interests
                              in Financed Vehicles....................................................

SECTION 13.05A  Segregation of Receivables Files......................................................
SECTION 13.06.   Covenants of Servicer ...............................................................
SECTION 13.07.   Purchase of Receivables Upon Breach..................................................
SECTION 13.08.   Servicing Fee........................................................................
SECTION 13.09.   Servicer's Certificate...............................................................
SECTION 13.10.   Annual Statement as to Compliance
                              Notice of Default.......................................................

SECTION 13.11.   Annual Independent Certified Public
                              Accountant's Report.....................................................
SECTION 13.12.   Access to Certain Documentation and
                              Information Regarding Receivables.......................................
SECTION 13.13.   Servicer Expenses....................................................................
SECTION 13.14.   Appointment of Subservicer...........................................................


                                   ARTICLE XIV

                         Distributions; Spread Account;
                        Statements to Certificateholders

SECTION 14.01.  Establishment of Trust Accounts.......................................................
SECTION 14.01A  Investments of Funds in Payahead
                              Account.................................................................
SECTION 14.02.   Collections  ........................................................................
SECTION 14.03.   Application of Collections...........................................................
SECTION 14.04.   Withdrawals From Spread Account......................................................
SECTION 14.05.   Additional Deposits..................................................................
SECTION 14.06.   Distributions........................................................................
SECTION 14.07.   Spread Account.......................................................................
SECTION 14.07A  Investments of Funds in Spread
                              Account.................................................................
SECTION 14.08.   Pre-Funding Account..................................................................
SECTION 14.09.   Statements to Certificateholders ....................................................
SECTION 14.10.   Tax Returns  ........................................................................
SECTION 14.11.   Net Deposits ........................................................................
SECTION 14.12.   Optional Deposits by the
                              Certificate Insurer.....................................................


                                  ARTICLE XIV A

SECTION 14A.01  The Policy    ........................................................................

SECTION 14A.02  Claims Under Policy...................................................................
SECTION 14A.03  Preference Claims; Direction of
                              Proceedings.............................................................
SECTION 14A.04  Surrender of Policy...................................................................


                                   ARTICLE XV

                                The Certificates

SECTION 15.01.   The Certificates.....................................................................
SECTION 15.02.   Authentication of Certificates.......................................................
SECTION 15.03.   Registration of Transfer and
                              Exchange of Certificates................................................
SECTION 15.04.   [RESERVED]   ........................................................................
SECTION 15.05.   Mutilated, Destroyed, Lost or
                              Stolen Certificates.....................................................
SECTION 15.06.   Persons Deemed Owners................................................................
SECTION 15.07.   Access to List of Certificateholders'
                              Names and Addresses.....................................................
SECTION 15.08.   Maintenance of Office or Agency......................................................
SECTION 15.09.   Book-Entry Certificates..............................................................
SECTION 15.10.   Notices to Clearing Agency...........................................................
SECTION 15.11.   Definitive Certificates..............................................................
SECTION 15.12.   Temporary Certificates...............................................................


                                   ARTICLE XVI

                                   The Seller

SECTION 16.01.   Representations of Seller............................................................
SECTION 16.02.   Corporate Existence..................................................................
SECTION 16.03.   Liabilities of Seller; Indemnities...................................................
SECTION 16.04.   Merger or Consolidation of, or
                              Assumption of the Obligations of,
                              Seller..................................................................
SECTION 16.05.   Limitation on Liability of
                              Seller and Others.......................................................
SECTION 16.06.   Seller May Own Certificates .........................................................

                                  ARTICLE XVII

                                  The Servicer

SECTION 17.01.   Representations of Servicer..........................................................
SECTION 17.02.   Indemnities of Servicer..............................................................
SECTION 17.03.   Merger or Consolidation of,
                              or Assumption of the Obligations of,
                              Servicer................................................................
SECTION 17.04.   Limitation on Liability of
                              Servicer and Others.....................................................


                                  ARTICLE XVIII

                                     Default

SECTION 18.01.   Events of Default....................................................................
SECTION 18.02.   Appointment of Successor ............................................................
SECTION 18.03.   [RESERVED]   ........................................................................
SECTION 18.04.   Notification to Certificateholders ..................................................
SECTION 18.05.   Waiver of Past Defaults..............................................................


                                   ARTICLE XIX

                                   The Trustee

SECTION 19.01.   Duties of Trustee....................................................................
SECTION 19.02.   Certain Matters Affecting Trustee....................................................
SECTION 19.03.   Trustee Not Liable for
                              Certificates or Receivables.............................................
SECTION 19.04.   Trustee May Own Certificates.........................................................
SECTION 19.05.   Trustee's Fees and Expenses..........................................................
SECTION 19.06.   Eligibility Requirements for Trustee.................................................
SECTION 19.07.   Resignation or Removal of Trustee....................................................
SECTION 19.08.   Successor Trustee....................................................................
SECTION 19.09.   Merger or Consolidation of Trustee...................................................
SECTION 19.10.   Appointment of Co-Trustee or
                              Separate Trustee........................................................
SECTION 19.11.   Representations and Warranties
                              of Trustee..............................................................
SECTION 19.12.   No Bankruptcy Petition...............................................................
SECTION 19.13.   Trustee's Certificate................................................................

SECTION 19.14.   Trustee's Assignment of
                              Purchased Receivables...................................................


                                   ARTICLE XX

                                   Termination

SECTION 20.01.   Termination of the Trust.............................................................
SECTION 20.02.   Optional Purchase of All Receivables.................................................


                                   ARTICLE XXI

                            Miscellaneous Provisions

SECTION 21.01.   Amendment    ........................................................................
SECTION 21.02.   Protection of Title to Trust.........................................................
SECTION 21.03.   Separate Counterparts................................................................
SECTION 21.04.   Limitation on Rights of
                              Certificateholders......................................................
SECTION 21.05.   Governing Law........................................................................
SECTION 21.06.   Notices      ........................................................................
SECTION 21.07.   Severability of Provisions...........................................................
SECTION 21.08.   Assignment   ........................................................................
SECTION 21.09.   Certificates Nonassessable
                              and Fully Paid..........................................................
SECTION 21.10.   Third Party Beneficiaries............................................................
SECTION 21.11.   Headings     ........................................................................
SECTION 21.12.   Nonpetition Covenants................................................................
SECTION 21.13.  Financial Security as Controlling
                              Party...................................................................


Exhibit A  Form of Certificate
Exhibit B  Form of Depository Agreement
Exhibit C  [Reserved]
Exhibit D  Form of Servicer's Certificate

Exhibit E-1 Form of Trustee's Certificate - Assignment to Seller
Exhibit E-2 Form of Trustee's Certificate - Assignment to
                   Servicer

Exhibit F   Form of Receivable Stamp Language

                              FRANKLIN AUTO TRUSTS

                   STANDARD TERMS AND CONDITIONS OF AGREEMENT

                             Dated as of ___________

 INTRODUCTION

                  These Standard Terms and Conditions of Agreement shall be applicable to Franklin Auto Trust grantor trusts formed on or after the date hereof with respect to which a Pooling and Servicing Agreement incorporating by reference these Standard Terms and Conditions of Agreement shall have been executed.


                                  ARTICLES I-X

                                    Reserved


                                   ARTICLE XI

                                   Definitions

                  SECTION 11.01. Definitions. Whenever used in the Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Principal Balance" means, with respect to any Determination Date, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable during the related Monthly Period and (ii) any Receivable that was purchased or repurchased by any Person pursuant to the Agreement during the related Monthly Period) as of the date of determination.

                  "Agreement" means a pooling and servicing agreement among Franklin Capital Corporation, as representative and servicer, Franklin Receivables LLC, as seller, and the Trustee and Collateral Agent named in such agreement, into which these Standard Terms and Conditions of Agreement shall be incorporated by reference, and all amendments and supplements thereto.

                  "Amount Available" means, with respect to any Distribution Date, the sum of (i) the Available Funds for the immediately preceding Determination Date, plus (ii) the Deficiency Claim Amount, if any, received (from a Certificate Insurer Optional Deposit or the Spread Account or otherwise) by the Trustee with respect to such Distribution Date, plus (iii) the Policy Claim Amount, if any, received by the Trustee with respect to such Distribution Date.

                  "Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of sales tax, car club membership fees, accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as the case may be, stated in the related Contract.

                  "Available Funds" means, with respect to any Determination Date, the sum of (i) the Collected Funds for such Determination Date (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account), and (ii) all Purchase Amounts deposited in the Collection Account during the related Monthly Period.

                  "Average Default Rate" means, with respect to any Distribution Date, the arithmetic average of the Default Rate for such Distribution Date and the Default Rates for the two immediately preceding Distribution Dates.

                  "Average Delinquency Ratio" means, with respect to any Distribution Date, the arithmetic average of the Delinquency Ratio for such Distribution Date and the Delinquency Ratios for the two immediately preceding Distribution Dates.

                  "Average Net Loss Rate" with respect to any Distribution Date, the arithmetic average of the Net Loss Rates for the three immediately preceding Monthly Periods.

                  "Base Servicing Fee" means, with respect to any Monthly Period, the fee payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of such Monthly Period.

                  "Book-Entry Certificates" means, unless otherwise specified in the Agreement, a beneficial interest in the Certificates, ownership and transfers of which shall be registered through book entries by a Clearing Agency as described in Section 15.09.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in any of The City of New York and the States of California, Utah and Delaware or any other location of any successor Servicer or successor Trustee or successor Collateral Agent are authorized or obligated by law, regulation or executive order to be closed.

                  "Certificate Balance" means, as of any date of determination, the Initial Certificate Balance, as specified in the Agreement, reduced by all amounts previously distributed to Holders of Certificates and allocable to principal.

                  "Certificate Factor" means, as of the close of business on a Distribution Date, a seven-digit decimal figure equal to the Certificate Balance as of such Distribution Date divided by the Initial Certificate Balance.

                  "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar appointed pursuant to Section 15.03.

                  "Certificateholder" or "Holder" means a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificates" shall have the meaning set forth in the Agreement.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" with respect to each Trust shall have the meaning set forth in the applicable Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral Agent" means the Collateral Agent named in an Agreement, and any successor thereto pursuant to the terms of such Agreement.

                  "Collected Funds" means, with respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Receivables during the related Monthly Period, including all Net Liquidation Proceeds collected during the related Monthly Period (but excluding any Purchase Amounts).

                  "Collection Account" means the account designated as such, established and maintained pursuant to Section 14.01(a).

                  "Computer Tape" means the computer tapes or other electronic media furnished by the Seller to the Trustee describing certain characteristics of the Receivables.

                  "Contract" means a motor vehicle retail installment sale contract.

                  "Corporate Trust Office" means the principal office of the Trustee at the address set forth in the related Agreement or at such other address as the Trustee may designate from time to time by notice to Certificateholders, the Seller and the Servicer, or the principal corporate trust office of any successor Trustee (of which address such successor Trustee shall notify the Certificateholders, the Seller and Servicer).

                  "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or
(ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

                  "Cutoff Date" means, with respect to any Receivable, the date after which collections on such Receivable will be included in a Trust or the related trust account pursuant to the related Agreement.

                  "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to the Representative under an existing Dealer Agreement.

                  "Dealer Agreement" means an agreement between the Representative and a Dealer relating to the sale of a Contract and all documents and instruments relating thereto.

                  "Deemed Cured" means, as of a Determination Date, with respect to a Trigger Event that has occurred, that no Trigger Event shall have occurred as of such Determination Date or as of any of the three consecutively preceding Monthly Periods.

                  "Default Rate" means, with respect to any Distribution Date and based on such information provided in the Servicer's Certificate under
Section 13.09, the product of (x) twelve and (y) a fraction (i) the numerator of which is the sum of (a) the aggregate of the Principal Balances of all Receivables which became Defaulted Receivables during the related Monthly Period and (b) the aggregate of the Principal Balances (as of the related repurchase date) of Receivables that became Purchased Receivables during the related Monthly Period that were 30 days or more delinquent with respect to 10% or more of a Scheduled Payment at the time of such repurchase hereunder and (ii) the denominator of which is the Aggregate Principal Balance of the Receivables as of the first day of the related Monthly Period.

                  "Defaulted Receivable" means a Receivable with respect to which: (i) ten percent or more of a Scheduled Payment is 120 or more days delinquent, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

                  "Deficiency Claim Amount" shall have the meaning set forth in
Section 14.04.

                  "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

                  "Deficiency Notice" shall have the meaning set forth in
Section 14.04.

                  "Definitive Certificates" shall have the meaning specified in
Section 15.11.

                  "Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate Principal Balance of all Receivables other than those for which the related Financed Vehicle has been repossessed that were 30 or more days delinquent with respect to more than 10% of a Scheduled Payment as of the last day of the related Monthly Period and (b) the denominator of which is equal to the Aggregate Principal Balance of the Receivables as of the first day of the related Monthly Period.

                  "Delivery" means:

                   (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either, subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                   (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                   (c) with respect to any item of Trust Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

                  "Determination Date" means, unless otherwise specified in the Agreement, with respect to a Monthly Period, the fifth Business Day prior to the related Distribution Date.

                  "Distribution Amount" means, with respect to a Distribution Date, the sum of (i) the Available Funds for such Distribution Date, plus (ii) the Deficiency Claim Amount, if any, received by the Trustee with respect to such Distribution Date.

                  "Distribution Date" with respect to each Trust shall have the meaning set forth in the applicable Agreement.

                  "Draw Date" means, with respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Colombia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

                  "Eligible Institution" means (a) the corporate trust department of the Trustee or any other entity specified in the Agreement or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and Aaa or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's or any other short-term or certificate of deposit rating acceptable to the Rating Agencies and to the Certificate Insurer and (ii) whose deposits are insured by the FDIC. If so qualified, the Trustee or any such other entity specified in the Agreement may be considered an Eligible Institution for the purposes of clause (b) of this definition.

                  "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                           (a) direct obligations of, and obligations fully
                  guaranteed as to timely payment by, the United States of America;

                           (b) demand deposits, time deposits or certificates of
                  deposit of any depository institution or trust company organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

                           (c) commercial paper having, at the time of the
                  investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

                           (d) investments in money market funds (including
                  funds for which the Trustee or any of its Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa and having been approved by the Certificate Insurer;

                           (e) bankers' acceptances issued by any depository
                  institution or trust company referred to in clause (b) above;

                           (f) repurchase obligations with respect to any
                  security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

                           (g) any other investment which would satisfy the
                  Rating Agency Condition and is consistent with the rating of the Certificates and which, so long as no Insurer Default shall have occurred and be continuing, has been approved by the Certificate Insurer.

                  Any of the foregoing Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

                  "Eligible Servicer" means the Representative, the Trustee or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "Final Scheduled Distribution Date" means the date specified in an Agreement as the final scheduled distribution date with respect to the related Certificates.

                  "Final Scheduled Maturity Date" means the final scheduled maturity date specified in the Agreement in respect of the Receivables transferred to the Trust under such Agreement.

                  "Financed Vehicle" means an automobile or light-duty truck, van or minivan together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "Floor Amount" means, as of any Distribution Date, the lesser of (i) __% of the Initial Certificate Balance and (ii) the greater of (a) the outstanding Certificate Balance and (b) $______.

                  "Initial Certificate Balance" shall have the meaning specified in the Agreement.

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Insurance Agreement" means the Insurance and Indemnity Agreement among the Certificate Insurer, the Representative, the Seller and the Servicer.

                  "Insurance Agreement Event of Default" means an "Event of Default" as defined in the related Insurance Agreement.

                  "Insurance Policy" means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 12.01(q)) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

                  "Insurer Default" means the occurrence and continuance of any of the following events:

                           (a) the Certificate Insurer shall have failed to make
                  a payment required under the Policy in accordance with its terms;

                           (b) The Certificate Insurer shall have (i) filed a
                  petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization,
                  (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                           (c) a court of competent jurisdiction, the New York
                  Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

                  "Interest Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of the Interest Distributable Amount for such Distribution Date plus (without duplication) any outstanding Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Interest Carryover Shortfall, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that Holders of the Certificates actually received on such current Distribution Date.

                  "Interest Distributable Amount" means, with respect to any Distribution Date, the sum of (i) thirty days interest, calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Pass-Through Rate on the Certificate Balance as of the close of business on the last day of the preceding Monthly Period and (ii) any outstanding Interest Carryover Shortfall.

                  "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the accounts established pursuant to Section 14.01.

                  "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

                  "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

                  "Liquidated Receivable" means, with respect to any Determination Date, a Receivable as to which, as of the last day of the related Monthly Period, (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Payment shall have become 180 or more days delinquent, or (iv) the Financed Vehicle has been sold and the proceeds received.

                  "Monthly Period" means a calendar month (or in the case of the first Distribution Date, the period from and including the Cutoff Date to and including the last day of the calendar month in which the Closing Date occurs).

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "Net Liquidation Proceeds" means, with respect to Liquidated Receivables, (i) proceeds from the disposition of the vehicles securing the Liquidated Receivables, less reasonable Servicer out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds, and any amounts required by law to be remitted to the Obligor (ii) any insurance proceeds, or (iii) other monies received from the Obligor or otherwise.

                  "Net Loss Rate" means for any Monthly Period, the product, expressed as a percentage, of twelve multiplied by a fraction, the numerator of which is equal to (i) the aggregate Principal Balance of all Receivables that became Liquidated Receivables during such Monthly Period less (ii) the Net Liquidation Proceeds received by the Trust with respect to Receivables which became Liquidated Receivables in prior Monthly Periods, and the denominator of which is equal to the Aggregate Principal Balance of the Receivables as of the first day of such Monthly Period.

                  "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

                  "Officers' Certificate" means a certificate signed by the (a) chairman of the board, the president, any executive vice president or any vice president and (b) any treasurer, assistant treasurer, secretary or assistant secretary of the Representative, the Seller or the Servicer, as appropriate.

                  "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Representative, the Seller or the Servicer, which counsel shall be acceptable to the Trustee, the Certificate Insurer or Rating Agencies, as applicable.

                  "Original Pool Balance" means the Pool Balance as of the Cutoff Date.

                  "Pass-Through Rate" shall have the meaning specified in the Agreement.


                  "Payahead" on a Receivable that is a Precomputed Receivable means the amount, as of the close of business on the last day of a Monthly Period, computed in accordance with Section 14.03 with respect to such Receivable.

                  "Payahead Account" means the account designated as such, established and maintained pursuant to Section 14.01(c).

                  "Payahead Balance" on a Precomputed Receivable means the sum, as of the close of business on the last day of a Monthly Period, of all Payaheads made by or on behalf of the Obligor with respect to such Precomputed Receivable, as reduced by applications of previous Payaheads with respect to such Precomputed Receivable, pursuant to Section 14.03.

                  "Person" means any legal person, including any individual, corporation, partnership, limited liability company, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

                  "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

                  "Policy Claim Amount" shall have the meaning set forth in
Section 14A.02.

                  "Policy Payments Account" means the trust account designated as such, established pursuant to Section 14.01(a).

                  "Pool Balance" means, as of any date, the aggregate Principal Balance of the Receivables as of such date (excluding Purchased Receivables and Liquidated Receivables).

                  "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Rule of 78's Method.

                  "Principal Balance" means, with respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts (including Payaheads applied to Scheduled Payments) received on or prior to such date and allocable to principal in accordance with (x) in the case of Simple Interest Receivables the terms of the Receivable and (y) in the case of Precomputed Receivables, the actuarial method, and (ii) any Cram Down Loss in respect of such Receivable.

                  "Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of the Principal Distributable Amount plus any outstanding Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the Holders of the Certificates receive on such current Distribution Date.

                  "Principal Distributable Amount" means, with respect to any Distribution Date, without duplication, the sum of (i) the principal portion (calculated in the case of Precomputed Receivables on the basis of the actuarial method and in the case of Simple Interest Receivables, calculated on the basis of the Simple Interest Method) of all Collected Funds received during the immediately preceding Monthly Period (other than Liquidated Receivables and Purchased Receivables) including the principal portion of all prepayments and all principal amounts required to be withdrawn from the Payahead Account on such Distribution Date but excluding any Payaheads received during such Monthly Period that are required to be deposited in the Payahead Account pursuant to
Section 14.03, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Monthly Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Monthly Period, plus, in the sole discretion of the Certificate Insurer, the Principal Balance allocable to the Certificates of all the Receivables that were required to be purchased pursuant to Sections 12.03 and 13.07, during such Monthly Period but were not purchased, (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Monthly Period, and (v) any outstanding Principal Carryover Shortfall.

                  "Purchase Amount" means, with respect to a Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable (including one month's interest thereon, in the month of payment, at the APR less, so long as the Representative is the Servicer, the Servicing Fee), after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

                  "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Monthly Period pursuant to Section 13.07 or Section 12.03.

                  "Rating Agency" means, unless otherwise specified in the Agreement, Moody's and Standard & Poor's. If no such organization or successor maintains a rating on the Certificates, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) notice of which designation shall be given to the Trustee and the Servicer.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Certificate Insurer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Certificates.

                  "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

                  "Receivable" means any Contract conveyed to the Trust on the Closing Date listed on Schedule A to the Agreement (which schedule may be in the form of microfiche).

                  "Receivable Files" means the documents specified in Section 12.04.

                  "Record Date" with respect to each Distribution Date means the day immediately preceding such Distribution Date, unless otherwise specified in the Agreement.

                  "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

                  "Rule of 78's Method" means the method under which a portion of a payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78's."

                  "Scheduled Payment" on a Precomputed Receivable means that portion of the payment required to be made by the Obligor during the respective Monthly Period sufficient to amortize the Principal Balance thereof under the actuarial method over the term of the Receivable and to provide interest at the APR.

                  "Seller" means Franklin Receivables LLC, a Delaware limited liability company, and its successors in interest to the extent permitted hereunder.

                  "Servicer" means Franklin Capital Corporation as the servicer of the Receivables, and each successor Servicer pursuant to Section 17.03 or 18.02.

                  "Servicer Default" means a default specified in Section 18.01.

                  "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 13.09, substantially in the form of Exhibit D.

                  "Servicing Fee" means the fee payable to the Servicer for services rendered during each Monthly Period, determined pursuant to Section 13.08.

                  "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made (in some states assuming 30 day months), divided by the actual number of days in a year (360 days in states which assume 30 day months) and the remainder of such payment is allocable to principal.

                  "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Spread Account Requirement" means, as of any Determination Date after giving effect to any principal distributions to be made on the related Distribution Date (including, without limitation, any principal distributions to be made from withdrawals from the Spread Account pursuant to
Section 14.04 on the related Distribution Date), the greater of (i) __% of the outstanding Certificate Balance and (ii) the Floor Amount; provided, however, if a Trigger Event occurs and has not been Deemed Cured, the amount in (i) above will equal __%; provided further, however, at such time as a Trigger Event shall be Deemed Cured, the amount in (i) above shall revert to __%. If an Insurance Agreement Event of Default shall have occurred, "Specified Spread Account Requirement" shall mean an unlimited amount and be continuing.

                  "Spread Account" means the account designated as such, established and maintained pursuant to Section 14.07.

                  "Spread Account Initial Deposit" with respect to a Spread Account and any Trust shall have the meaning set forth in the related Agreement.

                  "Spread Account Property" has the meaning assigned thereto in
Section 14.07(b).

                  "Standard & Poor's" means Standard & Poor's Ratings Group, or its successor.

                  "Supplemental Servicing Fee" means charges including, in the case of a Precomputed Receivable that is prepaid in full, the difference between the Principal Balance of such Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78s," and other late fees, prepayment fees, administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables during the related Monthly Period plus reinvestment proceeds on any payments received in respect of Receivables during the related Monthly Period.

                  "Trigger Event" means that any of the following tests shall not be satisfied:

                  (i) For any Distribution Date, the Average Delinquency Ratio is less than __%;

                  (ii) For any Distribution Date, commencing with the Distribution Date on _____________, the Average Default Rate (determined on the related Determination Date) is less than __% and for each Distribution Date thereafter, commencing with the Distribution Date on __________, is less than __%; and

                  (iii) For any Distribution Date, commencing with the distribution Date on _____________, the Average Net Loss Rate (determined on the related Determination Date) is less than __%, and for each Distribution Date thereafter, commencing with the Distribution Date on _____________, is less than ___%

                  "Trust" shall have the meaning set forth in the Agreement.

                  "Trust Property" means the property and proceeds of every description conveyed pursuant to Section 3.01 of an Agreement, the Policy, amounts on deposit in the Collection Account (but not including Investment Earnings thereon) rights to certain amounts on deposit in the Payahead Account and the Spread Account as provided herein, and certain other rights under this Agreement. Neither the Payahead Account nor the Spread Account shall under any circumstances be deemed to be a part of or otherwise includable in a Trust or the Trust Property.

                  "Trustee" with respect to each Trust shall have the meaning assigned thereto in the Agreement.


                  "Trustee Officer" means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  SECTION 11.02. Other Definitional Provisions. (a) All terms defined in this Standard Terms and Conditions of Agreement or any Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

                   (b) As used herein, in any Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or in such Agreement or in any such certificate or other document, and accounting terms partly defined herein or in such Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein, in any related Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein, in such Agreement or in any such certificate or other document shall control.

                   (c) The words "hereof," "herein," "hereunder" and words of similar import when used herein shall refer to these Standard Terms and Conditions of Agreement and the Agreement as a whole and not to any particular provision of the Standard Terms and Conditions of Agreement or the Agreement; Article, Section, Schedule and Exhibit references contained in the Standard Terms and Conditions of Agreement or any Agreement are references to Articles, Sections, Schedules and Exhibits in or to the Standard Terms and Conditions of Agreement and the Agreement, respectively; and the term "including" shall mean "including without limitation".

                   (d) The definitions contained in these Standard Terms and Conditions of Agreement and the Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                   (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE XII

                                 The Receivables

                  SECTION 12.01. Representations and Warranties of Seller. The Representative and the Seller, jointly and severally, make the following representations and warranties as to the Receivables on which the Trustee shall be deemed to rely in accepting the Receivables in trust and executing and authenticating the Certificates and upon which the Certificate Insurer shall be deemed to rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of the Agreement and as of the Closing Date and shall survive the sale, transfer and assignment of any Receivables to the Trust.

                           (a) Title. It is the intention of the Seller that the
transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against the Seller. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Trustee, for the benefit of the Certificateholders, shall have good and marketable title to each such Receivable, free and clear of all Liens; and the transfer of the Receivables to the Trust has been perfected under the UCC. No Dealer or any other Person has any right to receive proceeds of any Receivables.

                           (b) All Filings Made. All filings (including, without
limitation, UCC filings) necessary in any jurisdiction to give the Trust a first priority perfected ownership interest in the Receivables shall have been made.

                           (c) Characteristics of Receivables. Each Receivable
(i) shall have been originated in the United States of America by a Dealer in connection with the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from the Representative which in turn shall have purchased such Receivable from such Dealer under an existing dealer agreement with the Representative and shall have been validly assigned by the Representative to the Seller in accordance with its terms, (ii) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Representative in the Financed Vehicle, which security interest has been assigned by the Representative to the Seller, which in turn shall be assignable by the Seller to the Trust, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (iv) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity, (v) in the case of a Precomputed Receivable, shall provide for, in the event that such Contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full months interest to the date of payment in the month of prepayment at the Annual Percentage Rate, and (vi) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

                           (d) Schedule of Receivables. The information set
forth in Schedule A to each Agreement is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed by the Seller to be adverse to the Certificateholders were utilized in selecting the Receivables. Each Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

                           (e) Compliance With Law. Each Receivable shall comply
at the time it was originated or made and at the execution of the Agreement in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Rees-Levering Act, the Federal Reserve Board's Regulations B and Z, state adaptations of the National Consumer Act and other consumer credit laws and equal credit opportunity and disclosure laws.

                           (f) Binding Obligation. Each Receivable shall
represent the legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity); and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

                           (g) No Government Obligor. None of the Receivables
shall be due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

                           (h) Security Interest in Financed Vehicle.
Immediately prior to the sale, assignment and transfer thereof to a Trust, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Representative as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Representative as secured party. Immediately after the sale, assignment and transfer thereof to a Trust, although the Lien Certificate will not indicate the Trust or Trustee as secured party, each Receivable will be secured by an enforceable and perfected security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other Liens in such Financed Vehicle.

                           (i) Receivables in Force. No Receivable shall have
been satisfied, subordinated or rescinded, nor shall any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

                           (j) No Waiver. No provision of a Receivable shall
have been waived except as reflected in the Receivable File relating to such Receivable.

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
                           (k) No Defenses. No right of rescission, setoff,
counterclaim or defense shall have been asserted or threatened with respect to any Receivable.


                           (l) No Liens. There are no Liens or claims, including
Liens for work, labor, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

                           (m) No Default. No Receivable has a payment that is
more than 30 days overdue as of the Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable shall have arisen as of the Cutoff Date; and the Seller has not waived and shall not waive any of the foregoing.

                           (n) No Bankruptcies. No Obligor on any Receivable was
the subject of a bankruptcy proceeding commenced following the execution of the related Contract.

                           (o) No Repossessions. As of the Cutoff Date no
Financed Vehicle securing any Receivable is in repossession status.

                           (p) Adverse Selection. No selection procedures
adverse to the Certificateholders were utilized in selecting the Receivables from those owned by the Servicer which met the selection criteria contained in this Agreement.

                           (q) Chattel Paper. Each Receivable constitutes
"chattel paper" as defined in the UCC.

                           (r) Insurance. The Seller, in accordance with its
customary procedures, shall have determined that the Obligor, at the time the Receivable was originated, obtained physical damage insurance covering the Financed Vehicle and under the terms of the Receivable the Obligor is required to maintain such insurance.

                           (s) Lawful Assignment. No Receivable shall have been
originated in, or as of the Cutoff Date is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or this Agreement is unlawful, void or voidable.

                           (t) No Insurance Premiums. No portion of the
Principal Balance of any Receivable shall include amounts attributable to the payment of any physical damage or theft insurance premium.

                           (u) One Original. There shall be only one original
executed copy of each Receivable.

                           (v) Location of Receivable Files. The Receivable
Files shall be kept at one or more of the locations listed in Schedule B and each item required to be in a Receivable File is in such Receivable File.

                           (w) Computer Records. As of the date of execution of
an Agreement, the accounting and computer records relating to the Receivables of the Seller have been marked to show the absolute ownership by the Trustee on behalf of the Trust of the Receivables.

                           (x) Certificate Taxes. To the best knowledge of the
Representative and the Seller, there are no state or local taxing jurisdictions which have asserted that nonresident holders of certificates in a trust which holds assets similar to the assets to be held by the Trust are subject to the jurisdiction's income or other taxes solely by reason of the location in the jurisdiction of the Trustee, the Seller, the Servicer, the Representative, the obligors on or the assets securing the Receivables held by the Trust, or the issuer of a financial guaranty insurance policy.

                  SECTION 12.02.   [RESERVED]

                  SECTION 12.03. Repurchase Upon Breach. (a) The Representative, the Seller, the Servicer, the Certificate Insurer or the Trustee, as the case may be, shall inform the other parties to the Agreement promptly, in writing, upon the discovery of any breach of the Representative's or the Seller's representations and warranties made pursuant to Section 5.01 or 12.01 or Seller's representations and warranties made pursuant to Section 16.01(b). As of the last day of the second (or, if the Representative or the Seller so elects, the first) month following the discovery by the Representative or the Seller or receipt by the Representative or the Seller of notice from any of the Representative, the Seller, the Servicer, the Certificate Insurer or the Trustee of such breach, unless such breach is cured by such date, the Representative and the Seller shall jointly and severally have an obligation to repurchase any Receivable in which the interests of the Certificateholders or the Certificate Insurer are materially and adversely affected by any such breach as of such date. The "second month" shall mean the month following the month in which discovery occurs or notice is given, and the "first month" shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Representative and/or the Seller shall remit, or cause the Representative to remit, to the Collection Account the Purchase Amount in the manner specified in Section 14.05 and the Trustee shall execute such assignments and other documents reasonably requested by such Person in order to effect such repurchase. Subject to the provisions of
Section 16.03, the sole remedy of the Trust, the Trustee or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 5.01, 12.01 or 16.01(b) and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or the repurchase by the Representative of such Receivables pursuant to the Purchase Agreement. The Trustee shall not have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

                           (b) Pursuant to Section 3.01 of the Agreement, the
Seller shall convey to the Trustee all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the related Purchase Agreement including the Seller's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of the Representative thereunder. The Seller hereby represents and warrants to the Trustee that such assignment is valid, enforceable and effective to permit the Trustee to enforce such obligations of the Representative under the Purchase Agreement.

                  SECTION 12.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee, upon the execution and delivery of the Agreement, hereby (based on the direction of the Seller and the Certificate Insurer) revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Trustee as of the Cutoff Date with respect to each Receivable:

                                    (a) the original Receivable;

                                    (b) a record of the information supplied by
                  the Obligor in the original credit application;

                                    (c) the original certificate of title or
                  such documents that the Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Representative in the Financed Vehicle (it being understood that the original certificates of title generally are not delivered to the Seller for 120 days but that promptly upon delivery they shall be delivered to the Servicer as custodian hereunder); and

                                    (d) any and all other documents that the
                  Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

                  SECTION 12.05. Duties of Servicer as Custodian. (a) Safekeeping. The Servicer shall hold the Receivable Files on behalf of the Trust and the Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Trustee to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others, and in any event with no less degree of skill and care than would be exercised by a prudent servicer or custodian of non-prime motor vehicle retail installment sales contracts, except that the Servicer shall not be obligated, and does not currently intend, to (i) pay any premium of force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor's maintenance of such insurance. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee and the Certificate Insurer to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustee and the Certificate Insurer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                           (b) Maintenance of Records. The Servicer shall
maintain each Receivable File at its office specified in Schedule B to the Agreement or at such other office as shall be specified to the Trustee and the Certificate Insurer by written notice not later than 10 days after any change in location. The Servicer shall (i) at all times maintain the original of the fully executed Receivable and store such original Receivable in a fireproof cabinet; and (ii) stamp each Receivable on both the first and the signature page (if different) as of the Closing Date and in accordance with the instructions from time to time provided by Upon the Certificate Insurer, in the form attached hereto as Exhibit F, or such other form as shall be acceptable to the Certificate Insurer.

                           (c) Access to Records. The Servicer will provide, on
the Closing Date, an Officer's Certificate stating that the Receivable Files contain all materials which are required to be kept therein by Section 12.04(a),
(b) and (c). At any time following the Closing Date, the Certificate Insurer may conduct a review of the Receivable Files, or a sample thereof as it may specify, at its own expense but with the cooperation of the Servicer. Should the Certificate Insurer find any documents missing or any other irregularities, then the Trustee shall perform a review, for the benefit of the Certificate Insurer and at the expense of the Servicer, of all the Receivables Files.

                  Upon reasonable prior notice, the Servicer shall make available to the Trustee, the Certificate Insurer, or any duly authorized representatives, attorneys or auditors of either, a list of locations of, and access to, the Receivable Files and records and computer systems maintained by the Servicer at such times during normal business hours as the Trustee or the Certificate Insurer shall instruct.

                           (d) Release of Documents. Upon written instruction
from the Trustee or the Certificate Insurer, at any time following a Servicer Default or Termination of the Servicer's appointment pursuant to Section 12.08 the Servicer shall release any Receivable File to the Trustee, the Trustee's agent, or the Trustee's designee, as the case may be, or the Certificate Insurer, as the case may be, at such place or places as the Trustee or the Certificate Insurer, as the case may be, may designate, as soon as practicable.

                  SECTION 12.06. Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trustee Officer. A copy of such instructions shall be furnished by the Trustee to the Certificate Insurer. The Trustee shall not have any duty or obligation to provide the Servicer with any such instructions with respect to the Receivable Files.

                  SECTION 12.07. Custodian's Indemnification. The Servicer as custodian shall indemnify and hold harmless the Trustee and the Certificate Insurer and each of its officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable attorneys' fees and expenses) that may be imposed on, incurred by or asserted against the Trustee or any of its officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trustee or the Certificate Insurer, as the case may be, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee or the Certificate Insurer, as the case may be. This provision shall not be considered to limit the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of the Agreement.

                  SECTION 12.08. Effective Period and Termination. The Servicer's appointment as Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this
Section 12.08. If the Representative shall resign as Servicer in accordance with the provisions hereof or if all of the rights and obligations of any Servicer shall have been terminated under Section 18.01, the appointment of such Servicer as Custodian shall be terminated in the same manner as the Servicer may be terminated under Section 18.01. The Trustee may, with the consent of the Certificate Insurer, and the Certificate Insurer may, terminate the Servicer's appointment as Custodian, at any time (i) with cause or (ii) upon the occurrence of an Insurance Agreement Event of Default, upon written notification to the Servicer and the Trustee or Certificate Insurer, as the case may be. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Trustee or the Trustee's agent at such place or places as the Trustee, with the consent of the Certificate Insurer, or Certificate Insurer may reasonably designate in writing. If the Servicer shall be terminated as custodian hereunder for any reason but shall continue to serve as Servicer, the Trustee shall, or shall cause its agent to, make the Receivable Files available to the Servicer during normal business hours upon reasonable notice so as to permit the Servicer to perform its obligations as Servicer hereunder.

                                  ARTICLE XIII

                   Administration and Servicing of Receivables

                  SECTION 13.01. Duties of Servicer. The Servicer, as agent for the Trust, the Certificateholders and the Certificate Insurer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of non-prime motor vehicle retail installment sales contracts, except that the Servicer shall not be obligated, and does not currently intend, to (i) pay any premium of force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor's maintenance of such insurance. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee and Certificate Insurer with respect to distributions. Subject to the provisions of Section 13.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Trust, the Trustee, the Certificate Insurer and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee, on behalf of the Trust, (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Trustee or the Certificateholders. The Trustee and the Certificate Insurer shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate (as certified to the Trustee and/or the Certificate Insurer by the Servicer) to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  SECTION 13.02. Collection and Allocation of Receivable Payments. (a) The Servicer shall make all reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of non-prime motor vehicle retail installment sales contracts. The Servicer shall allocate collections between principal and interest in accordance with its customary servicing procedures.

                           (b) The Servicer may grant extensions, rebates or
adjustments on a Receivable which shall not, for the purposes of the Agreement, modify the original due dates (other than to permit payment on a different date in the month) or amounts of the Scheduled Payments (unless the Obligor is in default or, in the judgment of the Servicer, such default is imminent) on a Precomputed Receivable or the original due dates (other than to permit payment on a different date in the month) or amounts of the originally scheduled payments of interest (unless the Obligor is in default or, in the judgment of the Servicer, such default is imminent) on Simple Interest Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase such Receivable from the Trust in accordance with Section
13.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable.

                  SECTION 13.03. Realization upon Receivables. On behalf of the Trust, the Certificateholders and the Certificate Insurer the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. From time to time, as appropriate for servicing or liquidating any Receivable, the Trustee shall, upon written request of the Servicer, execute such documents as shall be reasonably necessary to prosecute any such proceedings. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize proceeds from Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Net Liquidation Proceeds by an amount greater than the amount of such expenses.

                  SECTION 13.04. Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained and shall maintain fire, theft and collision insurance or comprehensive and collision insurance covering the Financed Vehicle as of the execution of the Receivable. The Servicer shall enforce its rights under the Receivables to require the Obligors to maintain fire, theft and collision insurance or comprehensive and collision insurance, in accordance with the Servicer's customary practices and procedures, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of non-prime motor vehicle retail installment sales contracts, with respect to comparable new or used motor vehicle receivables that it services for itself or others, except that the Servicer shall not be obligated, and does not currently intend, to (i) pay any premium of force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor's maintenance of such insurance.

                  SECTION 13.05. Maintenance of Security Interests in Financed Vehicles. (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle in favor of the Seller. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

                  (b) Upon the occurrence of an Insurance Agreement Event of Default, and subject to the other provisions of this Agreement, the Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an Insurer Default shall have occurred, upon the occurrence of a Servicer Default Event, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, counsel to the Trustee), be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Contracts in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer or the Trustee (as applicable), be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

                  SECTION 13.05-A. Segregation of Receivable Files. The Servicer shall maintain the Receivables Files (containing the original Receivable and Lien Certificate, when such Lien Certificate has been returned from the appropriate recording office) physically segregated from other files of automotive receivables owned or serviced by it at the location where the Receivables Files are kept.

                  SECTION 13.06. Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its customary procedures or repossession or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle, nor shall the Servicer impair the rights of the Trustee, the Certificate Insurer or the Certificateholders in such Receivables (it being understood that no action of the Servicer taken in compliance with the terms of this Agreement shall be deemed to impair such rights), nor shall the Servicer increase the number of scheduled payments due under a Receivable.

                  SECTION 13.07. Purchase of Receivables upon Breach. The Representative, the Seller, the Servicer, the Certificate Insurer or the Trustee shall inform the other parties promptly, in writing, upon the discovery of any breach pursuant to Section 13.02, 13.05 or 13.06, or of any breach of the Servicer's representations and warranties made pursuant to Section 17.01(b). As of the last day of the second (or, if the Representative or the Servicer so elects, the first) month following the discovery by the Representative or the Servicer or receipt by the Representative or the Servicer of notice from any of the Representative, the Seller, the Servicer, the Certificate Insurer or the Trustee of such breach, unless such breach is cured by such date, the Representative and the Servicer jointly and severally shall be obligated to purchase any Receivable in which the interests of Certificateholders are materially and adversely affected by such breach as of such date. The "second month" shall mean the month following the month in which discovery occurs or notice is given, and the "first month" shall mean the month in which discovery occurs or notice is given. In consideration of the purchase of any such Receivable pursuant to the preceding sentence, the Servicer shall remit (or, if the Servicer shall fail to so remit, the Representative shall remit) the Purchase Amount in the manner specified in Section 14.05. The sole remedy of the Trustee, the Certificate Insurer or the Certificateholders with respect to a breach pursuant to Section 13.02, 13.05 or 13.06, or to a breach of representations and warranties pursuant to Section 17.01(b), shall be limited to the purchase of Receivables in accordance with this Section. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

                  SECTION 13.08. Servicing Fee. The Servicing Fee for a Distribution Date shall equal the sum of the Base Servicing Fee, Supplemental Servicing Fee, all investment earnings (net of losses) on the Collection Account plus any reimbursement pursuant to Section 17.02. The Servicer also shall be entitled to retain from collections the Base Servicing Fee and the Supplemental Servicing Fee, as provided herein. The Servicer, in its discretion at its election, may defer receipt of all or any portion of the Servicing Fee for any Monthly Period to and until a later Monthly Period for any reason, including in order to avoid a shortfall in any payments due on any Certificates. Any such deferred amount shall be payable to (or may be retained from subsequent collections by) the Servicer on demand.

                  SECTION 13.09. Servicer's Certificate. (a) No later than 12:00 p.m. New York City time on each Determination Date, the Servicer shall deliver to the Trustee, the Certificate Insurer, the Collateral Agent and each Rating Agency a Servicer's Certificate containing, among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by Section 14.06 to give any notice required by Section 14.04 or 14A.02 and make the distributions required by Section 14.06, (ii) all information necessary to enable the Trustee to send the statements to Certificateholders and the Certificate Insurer required by Section 14.09, (iii) a listing of all Receivables purchased during the related Monthly Period, identifying the Receivables so purchased, and (iv) all information necessary to enable the Trustee to reconcile all deposits to, and withdrawals from, the Collection Account and the Payahead Account for the related Monthly Period and Distribution Date, including the accounting required by Section 14.11. Receivables purchased by the Servicer or by the Seller and each receivable which became a Liquidated Receivable or which was paid in full during the related Monthly Period shall be identified by account number (as set forth in the Schedule of Receivables). A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. The Trustee shall not be under any obligation to confirm or reconcile the information provided pursuant to Section 13.09(iv).

                           (b) In addition to the information required by
Section 13.09(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Certificate Insurer (i) the Delinquency Ratio, Average Delinquency Ratio, Default Rate, Average Default Rate, Net Loss Rate and Average Net Loss Rate for such Determination Date, (ii) whether any Trigger Event has occurred as of such Determination Date, (iii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured as of such Determination Date, and (iv) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred.

                           (c) If the Servicer's Certificate contains a manifest
error, the Certificate Insurer's written notice to the Servicer and the Trustee containing the corrected information shall be deemed to amend such Servicer's Certificate.

                  SECTION 13.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Trustee and the Certificate Insurer, on or before April 30 of each year beginning April 30, 199_, an Officers' Certificate, dated as of the preceding December 31, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 199_) and of its performance under the Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 13.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 13.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                           (b) The Servicer shall deliver to the Trustee, the
Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 18.01(a) or (b).

                  SECTION 13.11. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Seller, to deliver to the Seller, the Certificate Insurer and the Trustee on or before April 30 of each year beginning April 30, 199_, an agreed-upon procedures report addressed to the Servicer, the Seller, the Certificate Insurer and the Trustee and each Rating Agency, expressing a summary of findings, (based on certain procedures performed on the documents, records and accounting records that such accountants considered appropriate under the circumstances) relating to the servicing of the Receivables, or the administration of the Receivables and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 199_) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with the terms of the Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

                  Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 13.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee and Certificate Insurer reasonable access to the Receivable Files. The Servicer shall provide to the Certificateholders access to the Receivable Files in such cases where the Certificateholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

                  SECTION 13.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders.

                  SECTION 13.14. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further, that the Servicer shall remain obligated and be liable to the Issuer, the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Trustee, the Certificate Insurer or the Certificateholders shall have any responsibility therefor. Any such subservicer shall perform its duties with the same standard of care applicable to the Servicer pursuant to Section 13.01 of this Agreement.


                                   ARTICLE XIV

                      Accounts; Collections; Distributions;
                        Statements to Certificateholders

                  SECTION 14.01. Establishment of Accounts. (a) (i) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Investment Earnings on funds in the Collection Account shall be paid to the Servicer.

                  (ii) [RESERVED]

                  (iii) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee a non-interest bearing account (the "Policy Payments Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. If at the close of business on a distribution date there shall be any monies remaining in the Policy Payments Account or any monies in the Collection Account funded by transfers from the Policy Payments Account, the Trustee shall remit such monies to the Certificate Insurer on the next Business Day.

                  (b) Funds on deposit in the Collection Account and the Payahead Account shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is understood and agreed that the Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Trustee for the benefit of the Certificateholders. Other than as permitted by the Rating Agencies and the Certificate Insurer, funds on deposit in the Collection Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business day immediately preceding the next Distribution Date. Funds deposited in the Collection Account and the Policy Payments Account upon the maturity of any Eligible Investments on the day immediately preceding a Distribution Date are not required to be invested overnight.

                  (c) (i) The Seller shall establish and maintain with the Collateral Agent an Eligible Deposit Account (the "Payahead Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders. The Payahead Account will include the money and other property deposited and held therein pursuant to
Section 14.06 and this Section. The Payahead Account shall not be property of the Trust, but instead will be held by the Collateral Agent, for the benefit of the Holders of the Certificates and the Certificate Insurer. The Seller hereby acknowledges that any amounts on deposit in the Payahead Account (and any Investment Earnings thereon) is owned directly by it, and the Seller hereby agrees to treat the same as its assets (and earnings) for federal income tax and all other purposes.

                  (ii) The Servicer shall on or prior to each Distribution Date (and prior to deposits to the Collection Account) transfer from the Collection Account to the Payahead Account all Payaheads as described in Section 14.03 received by the Servicer during the Monthly Period. Notwithstanding the foregoing and the first sentence of Section 14.02, for so long as the Servicer is permitted to make monthly remittances to the Collection Account pursuant to
Section 14.02, Payaheads need not be remitted to and deposited in the Payahead Account but instead may be remitted to and held by the Servicer. So long as such condition is met, the Servicer shall not be required to segregate or otherwise hold separate any Payaheads remitted to the Servicer as aforesaid but shall be required to remit Payaheads to the Collection Account in accordance with Section 14.06(a).

                  (iii) In order to assure the availability of the amounts maintained in the Payahead Account, the Seller hereby pledges to the Collateral Agent, and its successors and assigns, all amounts deposited in or credited to the Payahead Account from time to time under the Agreement, all Eligible Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof (other than proceeds constituting net Investment Earnings attributable to the Payahead Account Property) subject, however, to the limitations set forth below, and solely for the purpose of securing and providing for payment of the amounts described in Section 14.06(b)(i)-(v) and this Section (all the foregoing, subject to the limitations set forth below, the "Payahead Account Property"), to have and to hold all the aforesaid property, rights and privileges unto the Collateral Agent, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. The Collateral Agent hereby acknowledges such transfer and accepts the trusts hereunder and shall hold and distribute the Payahead Account Property in accordance with the terms and provisions of this Section.

                  (iv) Consistent with the limited purposes for which such trust is granted, the amounts on deposit in the Payahead Account on each Distribution Date shall be available for distribution as provided in Section 14.06.

                  Investment Earnings attributable to the Payahead Account Property shall not be subject to any claims or rights of the Certificateholders or the Servicer. All such investments shall be made in the name of the Collateral Agent or its nominee, and all income and gain realized thereon shall be solely for the benefit of the Seller and shall be payable by the Collateral Agent to the Seller on each Distribution Date. Realized losses, if any, on investments of the Payahead Account Property shall be charged first against undistributed investment earnings attributable to the Payahead Account Property and then against the Payahead Account Property.

                  (v) With respect to the Payahead Account Property, the Seller, on behalf of itself, its successors and assigns, and the Collateral Agent agree that:

                  (A) Any Payahead Account Property that is held in deposit accounts shall be held solely in the name of the Collateral Agent at an Eligible Institution. Each such deposit account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto.

                  (B) Any Payahead Account Property that constitutes Physical Property shall be delivered to the Collateral Agent in accordance with paragraph
(a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent, or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Collateral Agent.

                  (C) Any Payahead Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Payahead Account Property as described in such paragraph.


                  (D) Any Payahead Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Collateral Agent, in accordance with paragraph
(c) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its custodian's or it nominee's) ownership of such security.

                  Effective upon Delivery of any Payahead Account Property in the form of Physical Property, book-entry securities or uncertificated securities, the Collateral Agent shall be deemed to have purchased such Payahead Account Property for value, in good faith and without notice of any adverse claim thereto.

                  (vi) Each of the Seller and the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or the Agreement) as may be determined to be necessary in an Opinion of Counsel to the Seller delivered to the Collateral Agent in order to perfect the interests created by this Section and otherwise fully to effectuate the purposes, terms and conditions of this Section.
The Seller shall:

                  (A) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates, and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Collateral Agent's security interest; and

                  (B) file the necessary financing statements or amendments thereto within five days, and promptly notify the Collateral Agent of any such filing, after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Collateral Agent of any such filings.

                  (vii) The Collateral Agent shall not enter into any subordination or intercreditor agreement other than as contemplated hereby with respect to the Payahead Account Property.

                  (viii) Following the payment in full of the Certificate Balance and of all other amounts owing or to be distributed under the Agreement to Certificateholders and the termination of the Trust, any amount remaining on deposit in the Payahead Account shall be distributed to the Seller.

                  (ix) The Collateral Agent in acting under this agreement shall be afforded the same rights and protections available to the Trustee pursuant to Article Nineteen hereof.

                  SECTION 14.01A. Investments of Funds in Payahead Account. (a) Funds held in the Payahead Account shall be invested and reinvested by the Collateral Agent, at the written direction (which may include, subject to the provisions hereof, general standing instructions) of the Seller (unless a Servicer Default shall have occurred and be continuing, in which case at the written direction of the Certificate Insurer) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Eligible Investments in the manner specified in Section 14.01A(c) hereof. If no written direction with respect to any portion of such Payahead Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight pursuant to such general standing instructions of the Seller delivered to the Trustee as described in the preceding sentence, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments.

                  (b) Each investment made pursuant to this Section 14.01A on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day investment is made.

                  (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent.

                  (d) The Collateral Agent shall not be liable by reason of any insufficiency in the Payahead Account, if any, resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated.

                  SECTION 14.02. Collections. (a) The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during the Monthly Period less any payments owed thereon to the Servicer. Notwithstanding the foregoing, for so long as (i) the Representative remains the Servicer, (ii) no Servicer Default shall have occurred and be continuing, (iii) there exists no Insurer Default and the Certificate Insurer has furnished its prior written consent and (iv) the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer may remit such collections with respect to the preceding calendar month to the Collection Account on the Determination Date immediately preceding the related Distribution Date. For purposes of this Article XIV the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

                  (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Monthly Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 14.06(b)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Certificate Insurer as may be necessary in the opinion of the Certificate Insurer to verify the accuracy of such certification. In the event that the Certificate Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to Section 14.02(b), the Certificate Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 14.06, or if the Servicer prior thereto has been reimbursed pursuant to Section 14.06 or Section 14.11, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

                  SECTION 14.03. Application of Collections. All collections for the Monthly Period shall be applied by the Servicer as follows:

                  With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied first, in the case of Pre-Computed Receivables, to the Scheduled

Payment and, in the case of Simple Interest Receivables, to interest and principal in accordance with the Simple Interest Method. With respect to Precomputed Receivables, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Precomputed Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Receivable in full. Otherwise, any such remaining excess payments shall constitute a Payahead and shall increase the Payahead Balance.

                  All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 14.06(b).

                  SECTION 14.04. Withdrawals from Spread Account. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through (v) of Subsection 14.06(b) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim Date immediately preceding such Distribution Date, the Trustee shall deliver to the Collateral Agent, the Certificate Insurer and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available in the Spread Account) to the Trustee for deposit in the Collection Account on the related Distribution Date, and the Collateral Agent, following receipt of such Deficiency Notice, shall so remit such Deficiency Claim Amount (to the extent of the funds available in the Spread Account) on such Distribution Date.

                  (b) Any Deficiency Notice shall be delivered by 10:00 am., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 14.05.

                  SECTION 14.05. Additional Deposits. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables, and the Servicer shall deposit therein all amounts to be paid under Section 20.02. The Servicer shall deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due, unless the Servicer shall not be required to make daily deposits pursuant to Section 14.02 in which event such Purchase Amounts shall be deposited on the Determination Date following the date on which such obligations are due. On or before each Draw Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent.


                  SECTION 14.06. Distributions. (a) On each Distribution Date, the Trustee shall (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date) cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Distribution Date:

                  (i) From the Collection Account to the Payahead Account, in immediately available funds, the aggregate Payaheads referred to in Section
14.03 for the Monthly Period related to such Determination Date.

                  (ii) From the Payahead Account (a) to the Collection Account, in immediately available funds, the portion of Payaheads constituting Scheduled Payments on PreComputed Receivables or that are to be applied to prepay a PreComputed Receivable in full under Section 14.03 and (b) to the Seller, in immediately available funds, all Investment Earnings on funds in the Payahead Account.

                  (b) On each Distribution Date, the Trustee shall (x) distribute all amounts deposited by the Certificate Insurer under Section 14.12 as directed by the Certificate Insurer, and (y) (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts and in the following order of priority:

                  (i) first, from the Distribution Amount, to the Servicer, the Base Servicing Fee for the related Monthly Period, any Supplemental Servicing Fees for the related Monthly Period, and any amounts specified in Section 14.02(b), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 14.11 and to the extent not retained by the Servicer;

                  (ii) second, from the Distribution Amount, to the Trustee, the Trustee's Fees;

                  (iii) third, from the Amount Available, to the Certificateholders, the Interest Distributable Amount for such Distribution Date;

                  (iv) fourth, from the Amount Available to the Certificateholders, the Principal Distributable Amount for such Distribution Date;

                  (v) fifth, from the Distribution Amount, to the Certificate Insurer, to the extent of any amounts owing to the Certificate Insurer under the Insurance Agreement and not paid;

                  (vi) sixth, from Available Funds, to the Collateral Agent, amounts for deposit in the Spread Account up to the Specified Spread Account Requirement; and

                  (vii) seventh, from Available Funds, to the Seller, any remaining funds.

                  (c) Subject to Section 20.01 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee and the Servicer appropriate instructions prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, the amounts to be distributed to such Certificateholder pursuant to such Holder's Certificates except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.

                  SECTION 14.07. Spread Account. (a) In order to assure that sufficient amounts to make required distributions to Certificateholders will be available, the Servicer shall establish and maintain an Eligible Deposit Account (the "Spread Account") with the Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders. The Spread Account will include the money and other property deposited and held therein pursuant to Section 14.06 and this Section.

                  On or prior to the Closing Date, the Seller shall deposit an amount equal to the Spread Account Initial Deposit into the Spread Account. The Spread Account and the Spread Account Property shall not be part of the Trust, but instead will be held by the Collateral Agent, for the benefit of the Holders of the Certificates and the Certificate Insurer. The Seller hereby acknowledges that the Spread Account Initial Deposit (and any investment earnings thereon) is owned directly by it, and the Seller hereby agrees to treat the same as its assets (and earnings) for federal income tax and all other purposes.

                  (b) In order to assure the availability of the amounts maintained in the Spread Account, the Seller hereby sells, conveys and transfers to the Collateral Agent, and its successors and assigns, the Spread Account Initial Deposit and all proceeds thereof and hereby pledges to the Collateral Agent, and its successors and assigns, all other amounts deposited in or credited to the Spread Account from time to time under the Agreement, all Eligible Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof (other than proceeds constituting net investment earnings attributable to the Spread Account Property) subject, however, to the limitations set forth below, and solely for the purpose of securing and providing for payment of the amounts described in Section 14.06(b)(i)-(v) and this Section (all the foregoing, subject to the limitations set forth below, the "Spread Account Property"), to have and to hold all the aforesaid property, rights and privileges unto the Collateral Agent, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. The Collateral Agent hereby acknowledges such transfer and accepts the trusts hereunder and shall hold and distribute the Spread Account Property in accordance with the terms and provisions of this Section.

                  (c) Consistent with the limited purposes for which such trust is granted, the amounts on deposit in the Spread Account on each Distribution Date shall be available for distribution as provided in Section 14.06, in accordance with and subject to the following: if the amount on deposit in the Spread Account (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Specified Spread Account Requirement, the Collateral Agent shall release and distribute all such excess amounts to the Seller. Upon any such distribution to the Seller, the Certificateholders will have no further rights in, or claims to, such amounts.

                  Investment earnings attributable to the Spread Account Property shall not be subject to any claims or rights of the Certificateholders or the Servicer. All such investments shall be made in the name of the Collateral Agent or its nominee, and all income and gain realized thereon shall be solely for the benefit of the Seller and shall be payable by the Collateral Agent to the Seller on each Distribution Date. Realized losses, if any, on investments of the Spread Account Property shall be charged first against undistributed investment earnings attributable to the Spread Account Property and then against the Spread Account Property.

                  (d) With respect to the Spread Account Property, the Seller, on behalf of itself, its successors and assigns, and the Collateral Agent agree that:

                  (i) Any Spread Account Property that is held in deposit accounts shall be held solely in the name of the Collateral Agent at an Eligible Institution. Each such deposit account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto.

                  (ii) Any Spread Account Property that constitutes Physical Property shall be delivered to the Collateral Agent in accordance with paragraph
(a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent, or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Collateral Agent.

                  (iii) Any Spread Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Spread Account Property as described in such paragraph.

                  (iv) Any Spread Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Collateral Agent, in accordance with paragraph
(c) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its custodian's or it nominee's) ownership of such security.

                  Effective upon Delivery of any Spread Account Property in the form of Physical Property, book-entry securities or uncertificated securities, the Trustee shall be deemed to have purchased such Spread Account Property for value, in good faith and without notice of any adverse claim thereto.

                  (e) Each of the Seller and the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or the Agreement) as may be determined to be necessary in an Opinion of Counsel to the Seller delivered to the Collateral Agent in order to perfect the interests created by this Section and otherwise fully to effectuate the purposes, terms and conditions of this Section.
The Seller shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates, and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Collateral Agent's security interest; and

                  (ii) file the necessary financing statements or amendments thereto within five days, and promptly notify the Collateral Agent of any such filing, after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Collateral Agent of any such filings.

                  (f) The Collateral Agent shall not enter into any subordination or intercreditor agreement other than as contemplated hereby with respect to the Spread Account Property.

                  (g) Following the payment in full of the Certificate Balance and of all other amounts owing or to be distributed under the Agreement to Certificateholders, the Certificate Insurer and any other Person who is entitled to payment thereon and the termination of the Trust, any amount remaining on deposit in the Spread Account shall be distributed to the Seller.

                  SECTION 14.07A. Investments of Funds in Spread Account. (a) Funds held in the Spread Account shall be invested and reinvested by the Collateral Agent, at the written direction (which may include, subject to the provisions hereof, general standing instructions) of the Seller (unless a Servicer Default shall have occurred and be continuing, in which case at the written direction of the Certificate Insurer) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Eligible Investments in the manner specified in Section 14.07A(c) hereof. If no written direction with respect to any portion of such Spread Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight pursuant to such general standby instruction of the Seller delivered to the Trustee as described in the preceding sentence in such Eligible Investments as the Collateral Agent may select, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments.

                  (b) Each investment made pursuant to this Section 14.07A on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made.

                  (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent.

                  (d) The Collateral Agent shall not be liable by reason of any insufficiency in the Spread Account, if any, resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated.

                  SECTION 14.08. [RESERVED]

                  SECTION 14.09. Statements to Certificateholders. On each Distribution Date, the Servicer shall provide to the Certificate Insurer, the Rating Agencies and the Trustee for the Trustee to forward to each Certificateholder of record as of the most recent Record Date, a statement substantially in the form of Exhibit D setting forth at least the following information as to the Certificates:

                  (i) the amount of such distribution allocable to interest on or with respect to the Certificates;

                  (ii) the amount of such distribution allocable to principal on or with respect to the Certificates;

                  (iii) the amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim on the Policy;

                  (iv) the Pool Balance as of the close of business on the last day of the preceding Monthly Period;

                  (v) the Certificate Balance and the Certificate Factor and after giving effect to all payments reported under clause (ii) above on such date;

                  (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Monthly Period and/or due but unpaid with respect to such Monthly Period or prior Monthly Periods, as the case may be;

                  (vii) the amount of the Principal Carryover Shortfall and Interest Carryover Shortfall, as applicable, if any, on such Distribution Date and the change in the Principal Carryover Shortfall, and Interest Carryover Shortfall, as applicable, from the preceding Distribution Date;

                  (viii) the amount of aggregate Realized Losses, if any, for the second preceding Monthly Period;

                  (ix) the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period; and

                  (x) the aggregate Payahead Balance and the change in such balance from the preceding Distribution Date.

Each amount set forth pursuant to subclauses (i), (ii), (iii), (vi) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal balance of Certificate.

                  SECTION 14.10. Tax Returns. The Trustee shall deliver to each Holder of a Certificate a statement setting forth the aggregate amount distributed pursuant to Section 14.09(i), (ii) and (vi) for the preceding calendar year to enable each Holder to prepare its federal and state income tax returns.

                  SECTION 14.11. Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections daily, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to each Monthly Period net of distributions to be made to the Servicer with respect to such Monthly Period. The Servicer, however, will account to the Trustee and to the Certificateholders as if all deposits, distributions and transfers were made individually.

                  SECTION 14.12. Optional Deposits by the Certificate Insurer. The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section 14A.02 and in accordance with the terms of the Policy) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, or (ii) to include such amount as part of the Amount Available for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.


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
                                  ARTICLE XIV A

                                   The Policy

                  SECTION 14A.01. The Policy. The Servicer and the Seller agree, simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy for the benefit of the Trust in accordance with the terms thereof.

                  SECTION 14A.02. Claims Under Policy. (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the sum of
(i) the amount of Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, to be delivered by the Collateral Agent to the Trustee in accordance with Section 14.04(a) would be insufficient, after giving effect to the distributions required by Section 14.06(b)(i)-(ii), to pay the sum of the Interest Distributable Amount and the Principal Distributable Amount for the related Distribution Date, then in such event the Trustee shall furnish to the Certificate Insurer (with a copy to the Servicer) no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Interest Distributable Amount and the Principal Distributable Amount with respect to such Distribution Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Certificate Insurer under the Policy shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Collection Account for payment to Certificateholders on the related Distribution Date (or promptly following payment on a later date as set forth in the Policy).

                  (b) Any notice delivered by the Trustee to the Certificate Insurer pursuant to subsection 14A.02(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day following receipt on a Business Day of the Notice of Claim, and
(ii) the applicable Distribution Date. Any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Certificates, and for no other purpose.

                  (c) The Trustee shall (i) receive as attorney-in-fact of each Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii) deposit the same in the Policy Payments Account and thereafter into Collection Account for disbursement to the Certificateholders as set forth in clauses (iii) and (iv) of subsection 14.06(b). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Certificates, and shall not discharge the obligations of the Trust with respect thereto. The Certificate Insurer shall, to the extent it makes any payment with respect to the Certificates, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Certificates by or on behalf of the Certificate Insurer, the Trustee shall assign to the Certificate Insurer all rights to the payment of interest or principal with respect to the Certificates which are then due for payment to the extent of all payments made by the Certificate Insurer and the Certificate Insurer may exercise any option, vote, right, power or the like with respect to the Certificates to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Certificate Registrar shall note the Certificate Insurer's rights as subrogee upon the register of Certificateholders upon receipt from the Certificate Insurer of proof of payment by the Certificate Insurer of any Interest Distributable Amount or Principal Distributable Amount.

                  (d) The Trustee shall be entitled to enforce on behalf of the Certificateholders the obligations of the Certificate Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Certificateholders are not entitled to make a claim directly under the Policy or institute proceedings directly against the Certificate Insurer.

                  SECTION 14A.03. Preference Claims; Direction of Proceedings.
(a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Interest Distributable Amount or Principal Distributable Amount paid on a Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided payment, and shall, at the time it provides notice to the Certificate Insurer, notify Holders of the Certificates by mail that, in the event that any Certificateholder's payment is so recoverable, such Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Certificateholder directly (unless a Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

                  (b) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Holder, by its purchase of Certificates, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 14A.02(c), the Certificate Insurer shall be subrogated to, and each Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  SECTION 14A.04. Surrender of Policy. The Trustee shall surrender the Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

                                   ARTICLE XV

                                THE CERTIFICATES

                  SECTION 15.01. The Certificates. Unless otherwise specified in the Agreement, the Certificates shall be issued in fully registered form in minimum denominations of $1,000. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of the Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

                  A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 15.03.


                  SECTION 15.02. Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, any vice president, secretary, or assistant treasurer, without further corporate action by the Seller, in authorized denominations, pursuant to the Agreement. No Certificate shall entitle its Holder to any benefit under the Agreement or shall be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Trustee by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 15.03. Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 15.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Unless otherwise specified in the Agreement, the Trustee shall be the initial Certificate Registrar.

                  Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender at the Corporate Trust Office of the Certificates to be exchanged.

                  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

                  No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  SECTION 15.04.  [Reserved]

                  SECTION 15.05. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 15.06. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 14.06 and for all other purposes whatsoever, and neither the Trustee, the Certificate Insurer, the Certificate Registrar nor any agent of the Trustee, Certificate Insurer or Certificate Registrar shall be bound by any notice to the contrary.

                  SECTION 15.07. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer, and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer, within 15 days after receipt by the Trustee of a request therefor from such party in writing, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under the Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 15.08. Maintenance of Office or Agency. The Trustee shall maintain in the City of _____, _________, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and the Agreement may be served. The Trustee initially designates its office at _________ __________________ as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                  SECTION 15.09. Book-Entry Certificates. The Certificates may be issued in the form of one or more typewritten Certificates representing Book-Entry Certificates, to be delivered by, or on behalf of, the Seller to the initial Clearing Agency, which, unless otherwise specified in the Agreement, shall be The Depository Trust Company. In such case, the Certificates delivered to the Depository Trust Company shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section
15.11. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to such Certificate Owners pursuant to Section 15.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Seller, the Servicer, the Certificate Insurer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on such Certificates) as the sole Holder of such Certificates and shall have no obligation to the related Certificate Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                  (iv) the rights of such Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 15.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on such Certificates to such Clearing Agency Participants; and

                  (v) whenever the Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Certificates and has delivered such instructions to the Trustee.

                  SECTION 15.10. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 15.11, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Certificate Owners to the Clearing Agency.

                  SECTION 15.11. Definitive Certificates. If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement and the Seller is unable to locate a qualified successor, (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners representing beneficial interests aggregating not less than a majority of the aggregate outstanding principal amount of the Book-Entry Certificates advise the Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Trustee of the occurrence of such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Seller, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof.

                  SECTION 15.12. Temporary Certificates. In the event that the Agreement provides that the Certificates are not to be issued in book-entry form pursuant to Section 15.09, pending the preparation of definitive Certificates, the Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued. If temporary Certificates are issued, the Seller will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency to be maintained as provided in Section 15.08, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like principal amount of definitive Certificates in authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under the Agreement as definitive Certificates.


                                   ARTICLE XVI

                                   The Seller

                  SECTION 16.01. Representations of Seller. The Seller makes the following representations on which the Certificate Insurer shall be deemed to have relied in executing and delivering the Policy and on which Trustee shall be deemed to have relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of the Agreement and as of the Closing Date, in the case of Receivables, and shall survive the sale of the Receivables to the Trust.

                  (a) Organization and Good Standing. The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver the Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust, and the Seller shall have duly authorized such sale and assignment to the Trustee by all necessary action.

                  (d) Binding Obligation. The Agreement shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by the Agreement and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Seller or, to its best knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of the Agreement or the Certificates;
(ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreement; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreement or the Certificates, or (iv) that might adversely affect the federal income tax attributes of the Certificates.

                  (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of the Agreement and the performance by the Seller of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Trustee or the Certificateholders.

                  (h) Chief Executive Office. The chief executive office of the Seller is at __________________________.

                  SECTION 16.02. Corporate Existence. (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

                  (i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates; and

                  (v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

                  SECTION 16.03. Liabilities of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under the Agreement.

                  (a) The Seller shall indemnify, defend and hold harmless the Trustee, the Certificate Insurer, and the Trust from and against any taxes that may at any time be asserted against the Trustee, the Certificate Insurer, or the Trust with respect to the transactions contemplated in the Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, federal or other income taxes arising out of the distributions on the Certificates) and costs and expenses in defending against the same.

                  (b) The Seller shall indemnify, defend and hold harmless the Trustee, the Certificate Insurer and the Certificateholders from and against any loss, liability or expense incurred by reason of (a) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under the

Agreement, or by reason of reckless disregard of its obligations and duties under the Agreement, and (b) the Seller's or Trust's violation of federal or state securities laws in connection with the offering and sale of the Certificates.

                  (c) The Seller shall indemnify, defend and hold harmless the Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Agreement contained, except to the extent that such cost, expense, loss, claim, damage or liabilities shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee.

                  Indemnification under this Section 16.03 shall survive the resignation or removal of the Trustee and the termination of the Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee or the Certificate Insurer, as the case may be, pursuant to this Section and the Trustee or the Certificate Insurer, as the case may be, thereafter shall collect any of such amounts from others, the Trustee or the Certificate Insurer, as the case may be, shall promptly repay such amounts to the Seller, without interest.

                  SECTION 16.04. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under the Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to the Agreement; provided, however, that (i) the Seller shall have received the written consent of the Certificate Insurer prior to entering into any such transaction (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 12.01 shall have been breached and no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have happened and be continuing, (iii) the Seller shall have delivered to the Trustee and the Certificate Insurer an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in the Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Seller shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

                  SECTION 16.05. Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under the Agreement and that in its opinion may involve it in any expense or liability.

                  SECTION 16.06. Seller May Own Certificates. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided herein. Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates, provided however, that any Certificates owned by the Seller or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in this Agreement and will not be entitled to the benefits of the Policy. The Seller shall notify the Trustee and the Certificate Insurer promptly after it or any of its Affiliates become the owner of a Certificate.


                                  ARTICLE XVII

                                  The Servicer

                  SECTION 17.01. Representations of Servicer. The Servicer makes the following representations on which the Certificate Insurer shall be deemed to have relied in executing and delivering the Policy and on which the Trustee shall be deemed to have relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of the Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the sale of the Receivables to the Trust.

                  (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

                  (b) Due Qualification. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the ownership or servicing of the Receivables as required by the Agreement) shall require such qualifications, and was duly qualified and had all licenses in all relevant jurisdictions required for the origination of the Receivables.

                  (c) Power and Authority of the Servicer. The Servicer has the corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder, and the execution, delivery and performance of the Agreement have been duly authorized by the Servicer by all necessary corporate action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Servicer in connection with the execution and delivery by the Servicer of the Agreement and the performance by the Servicer of the transactions contemplated by the Agreement have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Trustee or the Certificateholders.

                  (d) Binding Obligation. The Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by the Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Agreement); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Servicer, or, to its best knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of the Agreement or the Certificates,
(ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Agreement or the Certificates, or (iv) relating to the Servicer and which might adversely affect the federal income tax or ERISA attributes of the Certificates.

                  (g) No Insolvent Obligors. As of the Cutoff Date, no Obligor on a Receivable shall be shown on the Receivable Files as the subject of a bankruptcy proceeding commenced following the execution of the related Contract.

                  SECTION 17.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under the Agreement and the representations made by the Servicer herein.

                  (a) The Servicer shall defend, indemnify and hold harmless the Trustee, the Trust, the Collateral Agent, the Certificate Insurer, the Certificateholders and the Seller from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

                  (b) The Servicer shall indemnify, defend and hold harmless the Trustee, the Seller, the Trust, the Collateral Agent, the Certificate Insurer, their respective officers, directors, agents and employees and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under the Agreement or by reason of reckless disregard of its obligations and duties under the Agreement.

                  (c) The Servicer shall indemnify, defend and hold harmless the Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Agreement contained, except to the extent that such costs, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee.

                  For purposes of this Section, in the event of the termination of the rights and obligations of the Representative (or any successor thereto pursuant to Section 17.03) as Servicer pursuant to Section 18.01, or a resignation by such Servicer pursuant to the Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Trustee) pursuant to Section 18.02.

                  Indemnification under this Section shall survive the resignation or removal of the Trustee or the termination of the Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

                  SECTION 17.03. Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Franklin Capital Corporation, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder shall be the successor to the Servicer under the Agreement without further act on the part of any of the parties to the Agreement; provided, however, that (i) the Servicer shall have received the written consent of the Certificate Insurer prior to entering into any such transaction; (ii) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have happened and be continuing, (iii) the Servicer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in the Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Servicer shall have delivered to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

                  SECTION 17.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Agreement. The Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Agreement.

                  Except as provided in the Agreement the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its respective duties to service the Receivables in accordance with the Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable to protect the interests of the Certificateholders under the Agreement.

                                  ARTICLE XVIII

                                     Default

                  SECTION 18.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) Any failure by the Servicer to deliver to the Trustee for deposit to the Collection Account any proceeds or payment required to be so delivered under the terms of the Certificates and the Agreement that shall continue unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Trustee or the Certificate Insurer or after discovery of such failure by an officer of the Servicer; or

                  (b) Failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in the Certificates or in the Agreement, which failure shall (x) materially and adversely affect the rights of Certificateholders and (y) continue unremedied for a period of 10 business days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Trustee or the Certificate Insurer or (2) to the Servicer and to the Trustee by the Holders of Certificates evidencing not less than 25% of the Certificate Balance (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Servicer delivers an Officers' Certificate to the Trustee and the Certificate Insurer to such effect and to the effect that the Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

                  (c) The occurrence of an Insolvency Event with respect to the Servicer; or

                  (d) So long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Event of Default described in Section 5.01 of the Insurance Agreement shall have occurred;

then, and in each and every case, so long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer, subject to subsection (b) of this Section 18.01, (or, if an Insurer Default shall have occurred and be continuing, any of the Trustee or the Holders of Certificates evidencing not less than a majority of the Certificates then outstanding by notice given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders) may terminate all of the rights and obligations of the Servicer under the Agreement. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Certificates or the Trust Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Trustee provided that the Trustee is not unwilling or unable to act; provided, however, that the Trustee shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Trustee becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The Trustee is authorized and empowered by this

Agreement, as successor Servicer to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Trust Property and related documents to show the Trustee as lienholder or secured party on the related Lien Certificates, or otherwise. The prior Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivables Files, records and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other Trust Property. The terminated Servicer shall grant the Trustee, (in its capacity as Trustee and/or successor Servicer) and the Certificate Insurer reasonable access to the terminated Servicer's premises at the Servicer's expense.

                  SECTION 18.02. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 18.01 or the Servicer's resignation in accordance with the terms of the Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under the Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of the Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Trustee shall; provided it is not unwilling or unable to act, assume the obligations of Servicer hereunder, and shall accept its appointment by a written assumption in form acceptable to the Certificate Insurer. Notwithstanding the above, the Trustee, with the prior written consent of the Certificate Insurer, or the Certificate Insurer shall, if the Trustee shall be unwilling or legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established institution having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables as the successor to the Servicer under the Agreement.

                  (b) Upon appointment, the successor Servicer (including the Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of the Agreement.

                  (c) The Servicer may not resign unless it is prohibited from serving as such by law.


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
                  SECTION 18.03.  [RESERVED]

                  SECTION 18.04. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article XVIII, the Trustee shall give prompt written notice thereof to Certificateholders and to the Rating Agencies.

                  SECTION 18.05. Waiver of Past Defaults. So long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, the Holders of Certificates evidencing not less than a majority of the Certificate Balance) may, on behalf of all Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from an Account in accordance with the Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of the Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                   ARTICLE XIX

                        The Trustee And Collateral Agent

                  SECTION 19.01. Duties of Trustee. (a) If a Servicer Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by the Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)  Except during the continuance of a Servicer Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Agreement and no implied covenants or obligations shall be read into the Agreement against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Agreement; provided, however, that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of the Agreement.

                  (c) The Trustee shall take and maintain custody of the Schedule of Receivables included as an exhibit to the Agreement and shall retain all Servicer's Certificates identifying Receivables that become Purchased Receivables and Liquidated Receivables.


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
                  (d) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the Agreement or at the direction of the Certificate Insurer or Holders of Certificates evidencing not less than 25% of the Certificate Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under the Agreement;

                  (e) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of clause (d) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Agreement.

                  (f) No provision of the Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 19.02. Certain Matters Affecting Trustee. Except as otherwise provided in Section 19.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document.

                  (b) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters or relating to the Agreement or the Certificates shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it under the Agreement in good faith and in accordance with such advice or opinion of such counsel.

                  (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under the Agreement at the request, order or direction of the Certificate Insurer or any of the Certificateholders pursuant to the provisions of the Agreement, unless the Certificate Insurer or such


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
Certificateholders, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

                  (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Agreement; provided, that such conduct does not constitute willful misconduct, bad faith or negligence on the part of the Trustee.

                  (e) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence of any such agent, attorney or custodian appointed with due care by it hereunder.

                  SECTION 19.03. Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of the Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to any offering materials used in connection with the sale of the Certificates, the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust, the representations, warranties and covenants of the Trust or its ability to generate the payments to be distributed to Certificateholders under the Agreement, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any covenant, warranty or representation made under the Agreement or in any related document and the accuracy of any such covenant, warranty or representation or any action of the Servicer taken in the name of the Trustee.

                  SECTION 19.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

                  SECTION 19.05. Trustee's Fees and Expenses. The Trustee shall be entitled to receive the Trustee Fee pursuant to Section 14.06 for all services rendered by it in the execution of the trusts created by the Agreement and in the exercise and performance of any of the Trustee's powers and duties under the Agreement. The Trustee Fee shall be the only fee payable to the


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
Trustee for its services as Trustee and Collateral Agent, provided that the Trustee and the Collateral Agent shall be entitled to their out-of-pocket expenses in accordance with the Agreement. The Trustee and the Collateral Agent shall be entitled to be reimbursed by the Servicer for its reasonable expenses under the Agreement, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and duties under the Agreement.

                  SECTION 19.06. Eligibility Requirements for Trustee. The Trustee shall at all times be a corporation having an office in the same state as the location of the Corporate Trust Office; organized and doing business under the laws of any state or the United States of America; authorized under any laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and (so long as an Insurer Default shall not have occurred and be continuing) satisfactory to the Certificate Insurer, and having (or having a parent that has) a rating of at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 19.07.

                  SECTION 19.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Certificate Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 19.06 and shall fail to resign after written request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee. If the Servicer or the Certificate Insurer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer (so long as an Insurer Default shall not have occurred and be continuing) with the written consent of the Certificate Insurer, or (unless an Insurer Default shall have occurred and be continuing) at the written request of the Certificate Insurer shall, or the Certificate Insurer shall promptly appoint a successor


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
Trustee (which successor Trustee, if appointed by the Certificate Insurer, shall be subject to the prior written consent of the Servicer, which consent shall not be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and shall pay all fees owed to the outgoing Trustee. Any successor trustee shall (so long as an Insurer Default shall not have occurred and be continuing) be acceptable to the Certificate Insurer.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 19.08 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

                  SECTION 19.08. Successor Trustee. Any successor Trustee appointed pursuant to Section 19.07 shall execute, acknowledge and deliver to the Servicer and the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under the Agreement as Trustee and Collateral Agent, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under the Agreement, with like effect as if originally named as Trustee and Collateral Agent. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under the Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

                  No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 19.06.

                  Upon acceptance of appointment by a successor Trustee pursuant to this Section, the Servicer shall mail notice thereof to all Certificateholders, the Certificate Insurer and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  SECTION 19.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 19.06, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Rating Agencies and the Certificate Insurer.


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
                  SECTION 19.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of the Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, the Certificate Insurer (provided an Insurer Default shall not have occurred and be continuing) and the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in (or rejected the entity named in the request) such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under the Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to
Section 19.06 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 19.08.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon any such separate trustee or co- trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee under the Agreement shall be personally liable by reason of any act or omission of any other trustee under the Agreement; and

                  (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Agreement and


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
the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Agreement, specifically including every provision of the Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                  SECTION 19.11. Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Representative, the Seller and Certificateholders shall be deemed to rely:

                  (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of its place of incorporation.

                  (ii) The Trustee has full corporate power, authority and legal right to execute and deliver, and to perform its obligations under, the Agreement as Trustee and Collateral Agent, and shall have taken all necessary action to authorize the execution and delivery of, and the performance of its obligations under, the Agreement.

                  (iii) The Agreement shall have been duly executed and delivered by the Trustee.

                  SECTION 19.12. No Bankruptcy Petition. The Trustee, by entering into the Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time, prior to the date that is one year and one day after the termination of the Agreement, institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law in connection with the Certificates or the Agreement.

                  SECTION 19.13. Trustee's Certificate. On or as soon as practicable after each Record Date as of which Receivables shall be assigned to the Seller or the Servicer pursuant to Section 19.14, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit E-1 or Exhibit E-2, as applicable), based on the information contained in the Servicer's Certificate for the related Monthly Period, amounts deposited to the Collection Account and notices received pursuant to the Agreement, identifying the Receivables repurchased by the Seller pursuant to Section 12.03 or purchased by the Servicer


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
pursuant to Section 13.07 or Section 20.02 during such Monthly Period, and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Monthly Period, to the Seller or the Servicer, as applicable. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to the Seller or the Servicer, as applicable, of all the Trustee's right, title and interest in and to any such Purchased Receivable and to the other property conveyed to the Trust with respect thereto, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                  SECTION 19.14. Trustee's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to Section
12.03 or purchased by the Servicer pursuant to Section 13.07 or Section 20.02, the Trustee shall by a Trustee's Certificate (in the form of Exhibit E-1 or Exhibit E-2, as applicable) assign, without recourse, representation or warranty, to the Seller or the Servicer, as applicable, all the Trustee's right, title and interest in and to any such Receivable and the other property conveyed to the Trust with respect thereto, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                                   ARTICLE XX

                                   Termination

                  SECTION 20.01. Termination of the Trust. (a) The respective obligations and responsibilities of the Seller, the Servicer, the Trustee and Collateral Agent created hereby and the Trust created by the Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase of the corpus of the Trust pursuant to Section 20.02) and the disposition of any amounts received upon liquidation of any remaining Receivables, (ii) the payment to Certificateholders, the Certificate Insurer and all Persons entitled to payment under the Agreement, of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust and (iii) the expiration of any preference period related thereto and payment to the Certificate Insurer of all amounts payable or reimbursable to it pursuant to the Agreement and the Insurance and Indemnity Agreement; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Servicer shall promptly notify the other parties hereto and the Certificate Insurer of any prospective termination pursuant to this Section.

                  (b) Except as provided in Section 20.01(a), neither the Seller nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and


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
cancellation of the Certificates, shall, upon receipt by the Trustee from the Servicer of such notice, be given by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 14.06.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to the Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Seller. As soon as practicable after the termination of the Trust, the Trustee shall surrender the Policy to the Certificate Insurer for cancellation.

                  SECTION 20.02. Optional Purchase of All Receivables. On the last day of any Monthly Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer if such purchase would result in a claim on the Policy or would result in any amount owing to the Certificate Insurer, under the Insurance Agreement, remaining unpaid). To exercise such option the Servicer shall deposit pursuant to Section 14.05 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Defaulted Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Certificate Insurer and the Trustee, and shall succeed to all interests in and to the Trust.



                                   ARTICLE XXI

                            MISCELLANEOUS PROVISIONS

                  SECTION 21.01. Amendment. (a) The Agreement may be amended from time to time by the Representative, the Seller, the Servicer and the


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Trustee by written agreement, upon the prior written consent of the Certificate
Insurer, without the notice to or consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

                  The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the prior written consent of the Certificate Insurer and the Holders of Certificates (which consent shall be conclusive and binding on such Holders and on all future Holders of such Certificates and of any Certificates issued upon the transfer therefor or in exchange thereof or in lieu thereof, whether or not notation of such consent is made upon the Certificates), evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or (b) reduce the aforesaid percentage of the Certificate Balance required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding; provided further, that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interest of the Certificate Insurer.

                  Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  Prior to the execution of any amendment to the Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement and the Opinion of Counsel referred to in Section 21.02(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under the Agreement or otherwise.


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
                  (b) Notwithstanding anything to the contrary contained in subsection 21.01(a) above, the provisions of the Agreement relating to (i) the Spread Account, the Specified Spread Account Requirement, a Trigger Event or any component definition of a Trigger Event and (ii) any additional sources of funds which may be added to the Spread Account or uses of funds on deposit in the Spread Account may be amended in any respect by the Seller, the Servicer, the Trustee and the Certificate Insurer without the consent of, or notice to, the Certificateholders.

                  SECTION 21.02. Protection of Title to Trust. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee and Certificate Insurer at least 20 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Certificate Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

                  (c) Each of the Seller and the Servicer shall have an obligation to give the Trustee and Certificate Insurer at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain its principal executive office and each office from which it shall service Receivables within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and Payahead Account in respect of such Receivable.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under the Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Trust, in such Receivable, and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

                  (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to, any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable shall indicate clearly that such Receivable has been sold and is owned by the Trustee.

                  (g) The Servicer shall permit the Trustee and the Certificate Insurer and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable or any other portion of the Trust Property. The preceding sentence shall not create any duty or obligation on the part of the Trustee to perform any such acts.

                  (h) Upon request, the Servicer shall furnish to the Trustee or the Certificate Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

                  (i) The Servicer shall deliver to the Trustee and the Certificate Insurer:

                  (1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 21.01, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, in form and substance reasonably satisfactory to the Certificate Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                  (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                  (j) The Seller shall, to the extent required by applicable law, cause the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

                  SECTION 21.03. Separate Counterparts. The Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 21.04. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate the Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to the Agreement or any of them.

                  (b) No Certificateholder shall have any right to vote (except as provided in Section 21.01 or 18.05) or in any manner otherwise control the operation and management of the Trust or the obligations of the parties to the Agreement; nor shall any provision in the Agreement or contained in the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of the Agreement.

                  (c) No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Agreement, unless: (i) such Holder previously shall have given to the Trustee written notice of a continuing Servicer Default; (ii) the Holders of Certificates evidencing not less than 25% of the Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; and (iv) during such 60-day period no request or waiver inconsistent with such written request shall have been given to the Trustee by Holders representing a majority of the Certificate Balance. It is understood and intended that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of, or by availing of, any provisions of the Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under the Agreement, except in the manner provided in the Agreement. Nothing in this Agreement shall be construed as giving the Holders any right to make a claim under the Policy.

                  SECTION 21.05. Governing Law. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 21.06. Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Trustee or the Rating Agencies under the Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to Franklin Receivables LLC _____________________, Attention of ___________, (b) in the case of the
Servicer, to ___________________________; (c) in the case of the Trustee or Collateral Agent, at the Corporate Trust Office; (d) in the case of the Certificate Insurer, to _____________________, _______________________;
Attention: _____________ (in each case in which notice or other communication to the Certificate Insurer refers to a Servicer Default, a claim on the Policy, a Deficiency Notice pursuant to Section 14.04 of this Agreement or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 25 Broadway - 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

                  SECTION 21.07. Severability of Provisions. Any provision of the Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 21.08. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 16.04 and 17.03 and as provided in the provisions of the Agreement concerning the resignation of the Servicer, the Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Trustee and the Certificate Insurer (or if an Insurer Default shall have occurred and be continuing the Holders of Certificates evidencing not less than 66% of the Certificate Balance).

                  SECTION 21.09. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever.

                  SECTION 21.10. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. No other Person shall have any right or obligation hereunder. The Certificate Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

                  SECTION 21.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 21.12. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date that is one year and one day after the termination of the Agreement with respect to the Trust, acquiesce to, petition or otherwise invoke or cause the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

                  (b) Notwithstanding any prior termination of the Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of the Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                  SECTION 21.13. Financial Security as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Certificates. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its reasonable discretion.

                                    EXHIBIT A

                               FORM OF CERTIFICATE

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NUMBER   $                                                       CUSIP NO.
R-

                       FRANKLIN AUTO GRANTOR TRUST 199_-_

                         ____% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of priime, non-prime and sub-prime retail installment sale contracts secured by new and used automobiles and light trucks.

(This Certificate does not represent an interest in or obligation of the Representative, Franklin Receivables LLC or any of their respective affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT _________________________________________
is the registered owner of _______________________________________ DOLLARS nonassessable, fully-paid, fractional undivided interest in Franklin Auto Trust 199_-_ (the "Trust") formed pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of ___________, among Franklin Receivables LLC, a Delaware limited liability company, as seller (the "Seller"), the Franklin Capital Corporation, a Delaware corporation, as servicer (the "Servicer"), and as representative (the "Representative") and _________ ____________________________, a _______________________, as Trustee and
Collateral Agent, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

                  This Certificate is one of a duly authorized series of Certificates, designated as the ___% Asset Backed Certificates (herein called the "Certificates"), all issued under the Agreement, to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Representative, the Seller, the Servicer, the Trustee and Collateral Agent, and Holders of the Certificates. The Certificates are subject to all terms of the Agreement.

                  The property of the Trust includes a pool of non-prime retail installment sale contracts secured by new and used automobiles, vans and light duty trucks (collectively, the "Receivables"), all monies received under such Receivables after the related Cutoff Date (and, in the case of Precomputed Receivables, all monies received on or prior to the Cutoff Date that relate to Scheduled Payments after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, a financial guaranty insurance policy (the "Policy") issued by _____________________ (the "Certificate Insurer"), certain rights against the Representative in the event of breaches of representations or warranties with respect to the Receivables, proceeds from claims on certain insurance policies and all proceeds of the foregoing.

                  Under the Agreement, there will be distributed on the __th day of each month or, if such __th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on _____________, to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Distribution Date (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

                  Full and complete payment of the Guaranteed Distribution on each Distribution Date is unconditionally and irrevocably guaranteed pursuant to the Policy.

                  It is the intent of the Seller and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a grantor trust and the Certificates will be treated as interests in a grantor trust. The Representative, the Seller, the Servicer, the Trustee and the Collateral Agent, and the Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust.

                  Distributions on this Certificate will be made as provided in the Agreement by the Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the city of __________,____________.


                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                  THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:                      FRANKLIN AUTO TRUST 199_-_

                           By: ______________________________,
                               not in its individual capacity
                               but solely as Trustee

                           By: ______________________________
                               Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: __________________________________   as Trustee

By: ______________________________   Authorized Signatory

                            (REVERSE OF CERTIFICATE)


                  The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee, and the Collateral Agent or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts) and claims made under the Policy, all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Seller and at such other places, if any, designated by the Seller.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders at any time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates evidencing not less than a majority of the Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is _________________________.


                  Except as provided in the Agreement, the Certificates are issuable only as registered certificates without coupons in a minimum denomination of $1,000. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Servicer of the Receivables may at its option purchase the Trust property at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Monthly Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

___________________________________________*/
Signature Guaranteed:


____________________________*/


-----------------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE

                  TMS AUTO RECEIVABLES TRUST 199_-_

                                 ___% Asset Backed Certificates.

Distribution Date:

Monthly Period:

                  Under the Pooling and Servicing Agreement dated as of ___________ by and among Franklin Receivables LLC, as Seller, Franklin Capital Corporation, as Representative ans Servicer and _________ ____________________________, as Trustee and Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution.

1.  Certificates.

      (a)         The aggregate amount of the distribution  to Certificateholders........         $________

      (b)         The amount of the distribution set forth in paragraph A.1.(a) above in          $________
                  respect of interest....................................................

      (c)         The amount of the distribution set forth in paragraph A.1.(a) above in          $________
                  respect of principal...................................................

      (d)         The amount of the distribution set forth in paragraph A.1.(a) above per         $________
                  $1,000 interest .......................................................

      (e)         The amount of the distribution set forth in paragraph A.1.(b) above per         $________
                  $1,000 interest........................................................

      (f)         The amount of the distribution set forth in paragraph A.1.(c) above per         $________
                  $1,000 interest........................................................

B.   Information Regarding the Performance of the Trust.

 1.   Pool Balance and Certificate Balances.

  (a)            The Pool Balance close of business on the last day of the preceding             $_____
                 Monthly Period.........................................................

  (b)            The Certificate Balance as of the close of business on the last day of          $_____
                 the preceding Monthly Period, after giving effect to payments allocated to principal set forth in Paragraph A.1(c) above.............

  (c)            The Certificate as of the close of business on the last day of the              $_____
                 preceding Monthly Period...............................................

                 The change in the Principal Carryover Shortfall from the previous
  (d)            Distribution Date......................................................         $_____

                 The change in the Interest Carryover Shortfall from the previous
                 Distribution Date......................................................
  (e)                                                                                            $_____
                 The amount of aggregate Realized Losses for the second preceding
                 Monthly
                 Period.................................................................
  (f)                                                                                            $_____

 2.   Servicing Fee.

      (a)        The aggregate amount of the Servicing  Fee paid to the Servicer with             $_____
                 respect  to the preceding Monthly Period...............................

      (b)        The amount of such Servicing Fee per  $1,000 interest..................          $_____

      (c)        The amount of any unpaid Servicing Fee.................................          $_____

      (d)        The change in the amount of any unpaid Servicing Fee from the                    $_____
                 previous  Distribution Date............................................

 3.   Payment Shortfalls.

   (a)            The amount of the Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(b) above.............................................$_____

   (b)            The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in paragraph A.1(c) above..............................................$_____

 4.   Payahead Account.

      (a)        The aggregate Payahead Balance.........................................        $_____

      (b)        The change in the Payahead Balance from  the previous Distribution Date        $_____

 5.   Spread Account.

      (a)        The amount of such distribution payable out of amounts withdrawn from            $_____
                 the Spread Account.....................................................

      (b)        The Spread Account balance after giving effect to distributions made             $_____
                 on such Distribution Date..............................................

6.    Purchase Amounts.

      (a)        The aggregate Purchase Amounts for Receivables, that were purchased               $____
                 from the previous Distribution Date....................................


7.   The Policy.

      (a)        The amount of such distribution payable for the Policy.................           $____



                                   EXHIBIT E-1


FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO SELLER

                  Trustee's Certificate pursuant to Section 19.14 of the Pooling and Servicing Agreement.

                   _________ ____________________________, as trustee (the
"Trustee") of Franklin Auto Trust 199_-_, created pursuant to the Pooling and Servicing Agreement, dated as of ___________ (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Pooling and Servicing Agreement"), among Franklin Receivables LLC (the "Seller"), Franklin Capital Corporation (the "Representative" and the "Servicer") and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by the Seller pursuant to
Section 12.03 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

                  IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



-------------------------------

                                   EXHIBIT E-2

              FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO SERVICER

                  Trustee's Certificate pursuant to Section 19.14 of the pooling and Servicing Agreement.

                  _________ ____________________________, as trustee (the
"Trustee") of Franklin Auto Trust 199_-_, created pursuant to the Pooling and Servicing Agreement, dated as of ___________ (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Pooling and Servicing Agreement among Franklin Receivables LLC (the "Seller"), Franklin Capital Corporation (the "Representative" and the "Servicer") and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to
Section 13.07 or Section 20.02 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

                  IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



----------------------------

                                    EXHIBIT F


                        FORM OF RECEIVABLE STAMP LANGUAGE



             THIS CONTRACT/NOTE IS SUBJECT TO A SECURITY INTEREST GRANTED TO ______________, AS TRUSTEE, FOR WHICH UCC-1 FINANCING STATEMENTS HAVE BEEN FILED WITH THE SECRETARY OF STATE OF CALIFORNIA. AS THE LIEN WILL BE RELEASED ONLY BY FILINGS IN SUCH OFFICES, PURCHASE DOCUMENT MUST REFER TO SUCH FILINGS TO DETERMINE WHETHER THE LIEN HAS BEEN RELEASED.